Exhibit 10.3

EMPLOYEE MATTERS AGREEMENT

BY AND AMONG

IAC/INTERACTIVECORP

TICKETMASTER,

INTERVAL LEISURE GROUP, INC.,

HSN, INC.,

AND

TREE.COM, INC.

Dated as of August 20, 2008

i

EMPLOYEE MATTERS AGREEMENT

This Employee Matters Agreement (this “Agreement”), dated as of August 20, 2008, with effect as of the Effective Time, is entered into by and among IAC/InterActiveCorp, a Delaware corporation (“IAC”), Ticketmaster, a Delaware corporation and a wholly owned subsidiary of IAC (“TM”), Interval Leisure Group, Inc., a Delaware corporation and a wholly owned subsidiary of IAC (“Interval”), HSN, Inc., a Delaware corporation and a wholly owned subsidiary of IAC (“HSN”) and Tree.com, Inc., a Delaware corporation and a wholly owned subsidiary of IAC (“Tree,” together with TM, Interval and HSN, the “SpinCos,” the SpinCos and IAC, collectively, the “Parties”).

RECITALS:

WHEREAS, IAC, TM, Interval, HSN and Tree have entered into a Separation and Distribution Agreement pursuant to which the Parties have set out the terms on which, and the conditions subject to which, they wish to implement the Separation (as defined in the Separation Agreement) (such agreement, as amended, restated or modified from time to time, the “Separation Agreement”).

WHEREAS, in connection therewith, IAC, TM, Interval, HSN and Tree have agreed to enter into this Agreement to allocate between them assets, liabilities and responsibilities with respect to certain employee compensation, pension and benefit plans, programs and arrangements and certain employment matters.

NOW THEREFORE, in consideration of the mutual agreements, covenants and other provisions set forth in this Agreement, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Unless otherwise defined in this Agreement, capitalized words and expressions and variations thereof used in this Agreement or in its Schedules have the meanings set forth below.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Separation Agreement.

“Accelerated RSUs” has the meaning set forth in Section 5.3(g).

“Active HSN Participants” has the meaning set forth in Section 5.5(c).

“Adjustment Ratio” means (a) the IAC Stock Value divided by (b) the sum of (i) 0.5 of the IAC Post-Separation Stock Value plus (ii) 0.2 of the TM Stock Value (or if IAC does not distribute shares of TM Common Stock on the Distribution Date, zero) plus (iii) 0.2 of the Interval Stock Value (or if IAC does not distribute shares of Interval Common Stock on the Distribution Date, zero) plus (iv) 0.2 of the HSN Stock Value (or if IAC does not distribute shares of HSN Common Stock on the Distribution Date, zero) plus (v) 0.03333 of the Tree Stock Value (or if IAC does not distribute shares of Tree Common Stock on the Distribution Date, zero).

“Affiliate” has the meaning given that term in the Separation Agreement.

“Agreement” means this Employee Matters Agreement, including all the Schedules hereto.

“Ancillary Agreements” has the meaning given that term in the Separation Agreement.

“Approved Leave of Absence” means an absence from active service (a) due to an individual’s inability to perform his or her regular job duties by reason of illness or injury and resulting in eligibility to receive benefits pursuant to the terms of the IAC Short-Term Disability Plan or the IAC Long-Term Disability Plan, or (b) pursuant to an approved leave policy with a guaranteed right of reinstatement.

“ASO Contract” has the meaning set forth in Section 4.4(a).

“Auditing Party” has the meaning set forth in Section 6.4(b).

“Award” (a) when immediately preceded by “IAC,” means IAC Restricted Stock and IAC Restricted Stock Units, (b) when immediately preceded by “TM,” means TM Restricted Stock and TM Restricted Stock Units, (c) when immediately preceded by “Interval,” means Interval Restricted Stock and Interval Restricted Stock Units, (d) when immediately preceded by “HSN,” means HSN Restricted Stock and HSN Restricted Stock Units and (e) when immediately preceded by Tree means Tree Restricted Stock and Tree Restricted Stock Units.

“Benefit Plan” means, with respect to an entity or any of its Subsidiaries, (a) each “employee welfare benefit plan” (as defined in Section 3(1) of ERISA) and all other employee benefits arrangements, policies or payroll practices (including, without limitation, severance pay, sick leave, vacation pay, salary continuation, disability, retirement, deferred compensation, bonus, stock option or other equity-based compensation, hospitalization, medical insurance or life insurance) sponsored or maintained by such entity or by any of its Subsidiaries (or to which such entity or any of its Subsidiaries contributes or is required to contribute) and (b) all “employee pension benefit plans” (as defined in Section 3(2) of ERISA), occupational pension plan or arrangement or other pension arrangements sponsored, maintained or contributed to by such entity or any of its Subsidiaries (or to which such entity or any of its Subsidiaries contributes or is required to contribute).  For the avoidance of doubt, “Benefit Plans” includes Health and Welfare Plans.  When immediately preceded by “IAC,” Benefit Plan means any Benefit Plan sponsored, maintained or contributed to by IAC or any IAC Entity.  When immediately preceded by “TM,” Benefit Plan means any Benefit Plan sponsored, maintained or contributed to by TM or any TM Entity.  When immediately preceded by “Interval,” Benefit Plan means any Benefit Plan sponsored, maintained or contributed to by Interval or any Interval Entity.  When immediately preceded by “HSN,” Benefit Plan means any Benefit Plan sponsored, maintained or contributed to by HSN or any HSN Entity.  When immediately preceded by “Tree,” Benefit Plan means any Benefit Plan sponsored, maintained or contributed to by Tree or any Tree Entity.

“Cliff Vest” with respect to any Award means the lump-sum vesting of 100% of such Award following the passage of a multi-year period after the date of grant.  The terms “Cliff Vesting” and “Cliff Vested” shall have correlative meanings.

“Close of the Distribution Date” means 11:59:59 P.M. New York City time, on the Distribution Date.

“COBRA” means the continuation coverage requirements for “group health plans” under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Code § 4980B and ERISA §§ 601 through 608.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor federal income tax law.  Reference to a specific Code provision also includes any proposed, temporary or final regulation in force under that provision.

“Committee” has the meaning set forth in Section 5.3(a).

“Delayed Common Stock” has the meaning set forth in Section 5.3(g).

“Delayed HSN Common Stock” has the meaning set forth in Section 5.3(g).

“Delayed IAC Common Stock” has the meaning set forth in Section 5.3(g).

“Delayed Interval Common Stock” has the meaning set forth in Section 5.3(g).

“Delayed TM Common Stock” has the meaning set forth in Section 5.3(g).

“Delayed Tree Common Stock” has the meaning set forth in Section 5.3(g).

“Distribution Date” means the first date on which one or more of the Distributions (as defined in the Separation Agreement) occurs.

“Effective Time” has the meaning given that term in the Separation Agreement.

“Effective Time Year” means the calendar year during which the Effective Time occurs.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.  Reference to a specific provision of ERISA also includes any proposed, temporary or final regulation in force under that provision.

“FICA” has the meaning set forth in Section 5.3(g).

“FICA Amount” has the meaning set forth in Section 5.3(g).

“Five Way IAC RSUs” has the meaning set forth in Section 5.3(g).

“Former HSN Employee” means any individual who as of the Effective Time is a former employee of the IAC Group, the TM Group (as defined in the Separation Agreement), the Interval Group (as defined in the Separation Agreement), the HSN Group (as defined in the Separation Agreement) or the Tree Group (as defined in the Separation Agreement), and whose last employment with any such group, was with an HSN Entity.

“Former IAC Employee” means any individual who as of the Effective Time is a former employee of the IAC Group, the TM Group (as defined in the Separation Agreement), the Interval Group (as defined in the Separation Agreement), the HSN Group (as defined in the Separation Agreement) or the Tree Group (as defined in the Separation Agreement), and whose last employment with any such group, was with an IAC Entity.

“Former Interval Employee” means any individual who as of the Effective Time is a former employee of the IAC Group, the TM Group (as defined in the Separation Agreement), the Interval Group (as defined in the Separation Agreement), the HSN Group (as defined in the Separation Agreement) or the Tree Group (as defined in the Separation Agreement), and whose last employment with any such group, was with an Interval Entity.

“Former SpinCo Employee” means a Former TM Employee, Former Interval Employee, Former HSN Employee and/or Former Tree Employee as the context requires.

“Former TM Employee” means any individual who as of the Effective Time is a former employee of the IAC Group, the TM Group (as defined in the Separation Agreement), the Interval Group (as defined in the Separation Agreement), the HSN Group (as defined in the Separation Agreement) or the Tree Group (as defined in the Separation Agreement), and whose last employment with any such group, was with a TM Entity.

“Former Tree Employee” means any individual who as of the Effective Time is a former employee of the IAC Group, the TM Group (as defined in the Separation Agreement), the Interval Group (as defined in the Separation Agreement), the HSN Group (as defined in the Separation Agreement) or the Tree Group (as defined in the Separation Agreement), and whose last employment with any such group, was with a Tree Entity.

“Group Insurance Policies” has the meaning set forth in Section 4.4(a).

“Growth Share Awards” has the meaning set forth in Section 5.3(g).

“H&W Transition Period” has the meaning set forth in Section 4.1(a).

“Health and Welfare Plans” means any plan, fund or program which was established or is maintained for the purpose of providing for its participants or their beneficiaries, through the purchase of insurance or otherwise, medical, dental, surgical or hospital care or benefits, or benefits in the event of sickness, accident, disability, death or unemployment, or vacation benefits, apprenticeship or other training programs or day care centers, scholarship funds, or prepaid legal services, including any such plan, fund or program as defined in Section 3(1) of ERISA.  When immediately preceded by “IAC,” Health and Welfare Plans means each Health and Welfare Plan that is an IAC Benefit Plan.  When immediately preceded by “TM,” Health and Welfare Plans means each Health and Welfare Plan that is a TM Benefit Plan.  When immediately preceded by “Interval,” Health and Welfare Plans means each Health and Welfare Plan that is an Interval Benefit Plan. When immediately preceded by “HSN,” Health and Welfare Plans means each Health and Welfare Plan that is an HSN Benefit Plan. When immediately preceded by “Tree,” Health and Welfare Plans means each Health and Welfare Plan that is a Tree Benefit Plan.

“HIPAA” means the health insurance portability and accountability requirements for “group health plans” under the Health Insurance Portability and Accountability Act of 1996, as amended.

“HMO” means a health maintenance organization that provides benefits under the IAC Medical Plans, the TM Medical Plans, the Interval Medical Plans, the HSN Medical Plans or the Tree Medical Plans.

“HMO Agreements” has the meaning set forth in Section 4.4(a).

“HSN” has the meaning set forth in the Preamble of this Agreement.

“HSN Common Stock” means common stock, par value $0.01 per share, of HSN.

“HSN Deferred Compensation Plan” has the meaning set forth in Section 5.5(c).

“HSN Employee” means any individual who, immediately prior to the Effective Time, is either actively employed by, or then on Approved Leave of Absence from, an HSN Entity.

“HSN Entities” has the meaning given that term in the Separation Agreement.

“HSN Executive Benefit Plans” means the executive benefit and nonqualified plans, programs, and arrangements established, sponsored, maintained, or agreed upon, by any HSN Entity for the benefit of employees and former employees of any HSN Entity before the Close of the Distribution Date.

“HSN Factor” means the product obtained by multiplying (a) 0.2 and (b) the Adjustment Ratio.

“HSN Long-Term Incentive Plan” means the long-term incentive plan or program to be established by HSN, effective prior to the Effective Time.

“HSN Ratio” means the quotient obtained by dividing (a) the IAC Stock Value by (b) the HSN Stock Value.

“HSN Retirement Savings Plan” means the 401(k) and profit sharing plan to be established by HSN pursuant to Section 3.2 of this Agreement, as in effect as of the time relevant to the applicable provision of this Agreement.

“HSN Retirement Savings Plan Trust” means a trust relating to the HSN Retirement Savings Plan intended to qualify under Section 401(a) and be exempt under Section 501(a) of the Code.

“HSN Stock Value” means the closing per-share price of HSN Common Stock in the “when issued market” as listed on the NASDAQ as of 4:00 P.M. New York City time on August 20, 2008.

“IAC” has the meaning set forth in the Preamble of this Agreement.

“IAC Common Stock” means shares of common stock, $0.001 par value per share, of IAC.

“IAC Deferred Compensation Plan” has the meaning set forth in Section 5.5(a).

“IAC Employee” means any individual who, immediately prior to the Effective Time, is either actively employed by, or then on Approved Leave of Absence from, any IAC Entity.

“IAC Entities” means the members of the IAC Group, as defined in the Separation Agreement, and their respective Subsidiaries and Affiliates, excluding any business or operations (whether current or historical, regardless of whether discontinued or sold) that are included in the TM Group, the Interval Group, the HSN Group or the Tree Group.

“IAC Executive Benefit Plans” means the executive benefit and nonqualified plans, programs, and arrangements established, sponsored, maintained, or agreed upon, by any IAC Entity for the benefit of employees and former employees of any IAC Entity before the Close of the Distribution Date.

“IAC Factor” means the product obtained by multiplying (a) 0.5 and (b) the Adjustment Ratio.

“IAC Flexible Benefit Plan” has the meaning set forth in Section 4.5.

“IAC Incentive Plans” means any of the annual or short term incentive plans of IAC, all as in effect as of the time relevant to the applicable provisions of this Agreement.

“IAC Long-Term Incentive Plans” means any of the HSN, Inc. 1997 Stock and Annual Incentive Plan, USA Interactive Amended and Restated 2000 Annual Stock and Incentive Plan, IAC/InterActiveCorp 2005 Stock and Annual Incentive Plan, Home Shopping Network, Inc. 1996 Stock Option Plan for Employees, Equity and Bonus Compensation Agreement with Barry Diller, Ticketmaster Stock Plan, Expedia, Inc. Amended and Restated 2001 Stock Plan, Expedia, Inc. 1999 Stock Option Plan, the Hotels Reservations Network, Inc. 2000 Stock Plan, Ticketmaster Online-Citysearch, Inc. 1996 Stock Option Plan, Ticketmaster Online-Citysearch, Inc. 1998 Stock Option Plan, Ticketmaster 1999 Stock Plan, ServiceMagic, Inc. Amended and Restated 1999 Stock Option Plan, 1998 Stock Option Plan of LendingTree, Inc., LendingTree Amended and Restated 1999 Stock Incentive Plan, Amended and Restated 2001 Stock Incentive Plan of LendingTree, Inc., the Silver King Communications, Inc. Directors Stock Option Plan, Hotwire, Inc. 2000 Equity Incentive Plan, Cornerstone Brands, Inc. 1998 Stock Incentive Plan, AskJeeves, Inc. 1996 Equity Incentive Plan, AskJeeves, Inc 1999 Equity Incentive Plan and any other stock incentive plan of IAC, all as in effect as of the time relevant to the applicable provisions of this Agreement.

“IAC Post-Separation Stock Value” means the closing per-share price of IAC Common Stock trading in the “ex-distribution market” as listed on the NASDAQ as of 4:00 P.M. New York City time on August 20, 2008.

“IAC Rabbi Trust” has the meaning set forth in Section 5.5(a).

“IAC Ratio” means the quotient obtained by dividing (a) the IAC Stock Value by (b) the IAC Post-Separation Stock Value.

“IAC Retirement Savings Plan” means the InterActiveCorp Retirement Savings Plan as in effect as of the time relevant to the applicable provision of this Agreement.

“IAC Stock Value” means the closing per share price of IAC Common Stock trading “regular way with due bills” as listed on the NASDAQ as of 4:00 P.M. New York City time on August 20, 2008.

“Immediately after the Distribution Date” means on the first moment of the day after the Distribution Date.

“Interval” has the meaning set forth in the Preamble of this Agreement.

“Interval Common Stock” means common stock, par value $0.01 per share, of Interval.

“Interval Employee” means any individual who, immediately prior to the Effective Time, is either actively employed by, or then on Approved Leave of Absence from, an Interval Entity.

“Interval Entities” has the meaning given that term in the Separation Agreement.

“Interval Executive Benefit Plans” means the executive benefit and nonqualified plans, programs, and arrangements established, sponsored, maintained, or agreed upon, by any Interval Entity for the benefit of employees and former employees of any Interval Entity before the Close of the Distribution Date.

“Interval Factor” means the product obtained by multiplying (a) 0.2 and (b) the Adjustment Ratio.

“Interval Long-Term Incentive Plan” means the long-term incentive plan or program to be established by Interval, effective prior to the Effective Time.

“Interval Ratio” means the quotient obtained by dividing (a) the IAC Stock Value by (b) the Interval Stock Value.

“Interval Retirement Savings Plan” means the 401(k) and profit sharing plan to be established by Interval pursuant to Section 3.2 of this Agreement, as in effect as of the time relevant to the applicable provision of this Agreement.

“Interval Retirement Savings Plan Trust” means a trust relating to the Interval Retirement Savings Plan intended to qualify under Section 401(a) and be exempt under Section 501(a) of the Code.

“Interval Stock Value” means the closing per-share price of Interval Common Stock in the “when issued market” as listed on the NASDAQ as of 4:00 P.M. New York City time on August 20, 2008.

“Liability” has the meaning given that term in the Separation Agreement.

“Medical Plan” when immediately preceded by “IAC,” means the Benefit Plan under which medical benefits are provided to IAC Employees established and maintained by IAC.  When immediately preceded by TM, Medical Plan means the Benefit Plan under which medical benefits are provided to TM Employees to be established by TM pursuant to Article IV.  When immediately preceded by Interval, Medical Plan means the Benefit Plan under which medical benefits are provided to Interval Employees to be established by Interval pursuant to Article IV. When immediately preceded by HSN, Medical Plan means the Benefit Plan under which medical benefits are provided to HSN Employees to be established by HSN pursuant to Article IV. When immediately preceded by Tree, Medical Plan means the Benefit Plan under which medical benefits are provided to Tree Employees to be established by Tree pursuant to Article IV.

“NASDAQ” means the National Association of Securities Dealers Inc. Automated Quotation System.

“Net RSU Shares” has the meaning set forth in Section 5.3(l).

“Non-parties” has the meaning set forth in Section 6.4(c).

“Option” when immediately preceded by “IAC,” means an option (either nonqualified or incentive) to purchase shares of IAC Common Stock pursuant to an IAC Long-Term Incentive Plan.  When immediately preceded by “TM,” Option means an option (either nonqualified or incentive) to purchase shares of TM Common Stock following the Effective Time pursuant to the TM Long-Term Incentive Plan.  When immediately preceded by “Interval,” Option means an option (either nonqualified or incentive) to purchase shares of Interval Common Stock following the Effective Time pursuant to the Interval Long-Term Incentive Plan.  When immediately preceded by “HSN,” Option means an option (either nonqualified or incentive) to purchase shares of HSN Common Stock following the Effective Time pursuant to the HSN Long-Term Incentive Plan.  When immediately preceded by “Tree,” Option means an option (either nonqualified or incentive) to purchase shares of Tree Common Stock following the Effective Time pursuant to the Tree Long-Term Incentive Plan.

“Participating Company” means (a) IAC and (b) any other Person (other than an individual) that participates in a plan sponsored by any IAC Entity.

“Parties” has the meaning set forth in the Preamble of this Agreement.

“Person” has the meaning given that term in the Separation Agreement.

“Restricted Stock” (a) when immediately preceded by “IAC,” means shares of IAC Common Stock that are subject to restrictions on transferability and a risk of forfeiture and are issued under an IAC Benefit Plan, (b) when immediately preceded by “TM,” means shares of TM Common Stock that are subject to restrictions on transferability and a risk of forfeiture and are issued under a TM Benefit Plan, (c) when immediately preceded by “Interval,” means shares of Interval Common Stock that are subject to restrictions on transferability and a risk of forfeiture and are issued under an Interval Benefit Plan, (d) when immediately preceded by “HSN,” means shares of HSN Common Stock that are subject to restrictions on transferability and a risk of forfeiture and are issued under an HSN Benefit Plan and (e) when immediately preceded by “Tree,” means shares of Tree Common Stock that are subject to restrictions on transferability and a risk of forfeiture and are issued under a Tree Benefit Plan.

“Restricted Stock Unit” (a) when immediately preceded by “IAC,” means units issued under an IAC Benefit Plan representing a general unsecured promise by IAC to pay the value of shares of IAC Common Stock in cash or shares of IAC Common Stock, (b) when immediately preceded by “TM,” means units issued under the TM Long-Term Incentive Plan representing a general unsecured promise by TM to pay the value of shares of TM Common Stock in cash or shares of TM Common Stock, (c) when immediately preceded by “Interval,” means units issued under the Interval Long-Term Incentive Plan representing a general unsecured promise by Interval to pay the value of shares of Interval Common Stock in cash or shares of Interval Common Stock, (d) when immediately preceded by “HSN,” means units issued under the HSN Long-Term Incentive Plan representing a general unsecured promise by HSN to pay the value of shares of HSN Common Stock in cash or shares of HSN Common Stock and (e) when immediately preceded by “Tree,” means units issued under the Tree Long-Term Incentive Plan representing a general unsecured promise by Tree to pay the value of shares of Tree Common Stock in cash or shares of Tree Common Stock.

“Securities Act” has the meaning set forth in Section 5.4(a).

“Separation” has the meaning given that term in the Separation Agreement.

“Separation Agreement” has the meaning set forth in the Recitals to this Agreement.

“SpinCos” has the meaning set forth in the Preamble of this Agreement.

“SpinCo Employee” means a TM Employee, Interval Employee, HSN Employee and/or Tree Employee as the context requires.

“SpinCo Long-Term Incentive Plans” means the HSN Long-Term Incentive Plan, the Interval Long-Term Incentive Plan, the TM Long-Term Incentive Plan and/or the Tree Long-Term Incentive Plan, as applicable.

“TM” has the meaning set forth in the Preamble of this Agreement.

“TM Common Stock” means common stock, par value $0.01 per share, of TM.

“TM Deferred Compensation Plan” has the meaning set forth in Section 5.5(a).

“TM Employee” means any individual who, immediately prior to the Effective Time, is either actively employed by, or then on Approved Leave of Absence from, a TM Entity.

“TM Entities” has the meaning given that term in the Separation Agreement.

“TM Executive Benefit Plans” means the executive benefit and nonqualified plans, programs, and arrangements established, sponsored, maintained, or agreed upon, by any TM Entity for the benefit of employees and former employees of any TM Entity before the Close of the Distribution Date.

“TM Factor” means the product obtained by multiplying (a) 0.2 and (b) the Adjustment Ratio.

“TM Long-Term Incentive Plan” means the long-term incentive plan or program to be established by TM, effective prior to the Effective Time.

“TM Participants” has the meaning set forth in Section 5.5(a).

“TM Rabbi Trust” has the meaning set forth in Section 5.5(a).

“TM Ratio” means the quotient obtained by dividing (a) the IAC Stock Value by (b) the TM Stock Value.

“TM Retirement Savings Plan” means the 401(k) and profit sharing plan to be established by TM pursuant to Section 3.2 of this Agreement, as in effect as of the time relevant to the applicable provision of this Agreement.

“TM Retirement Savings Plan Trust” means a trust relating to the TM Retirement Savings Plan intended to qualify under Section 401(a) and be exempt under Section 501(a) of the Code.

“TM Stock Value” means the closing per-share price of TM Common Stock in the “when issued market” as listed on the NASDAQ as of 4:00 P.M. New York City time on August 20, 2008.

“Tree” has the meaning set forth in the Preamble of this Agreement.

“Tree Common Stock” means common stock, par value $0.01 per share, of Tree.

“Tree Deferred Compensation Plan” has the meaning set forth in Section 5.5(d).

“Tree Employee” means any individual who, immediately prior to the Effective Time, is either actively employed by, or then on Approved Leave of Absence from, a Tree Entity.

“Tree Entities” has the meaning given that term in the Separation Agreement.

“Tree Executive Benefit Plans” means the executive benefit and nonqualified plans, programs, and arrangements established, sponsored, maintained, or agreed upon, by any Tree Entity for the benefit of employees and former employees of any Tree Entity before the Close of the Distribution Date.

“Tree Factor” means the product obtained by multiplying (a) 0.03333 and (b) the Adjustment Ratio.

“Tree Long-Term Incentive Plan” means the long-term incentive plan or program to be established by Tree, effective prior to the Effective Time.

“Tree Participants” has the meaning set forth in Section 5.5(d).

“Tree Rabbi Trust” has the meaning set forth in Section 5.5(d).

“Tree Ratio” means the quotient obtained by dividing (a) the IAC Stock Value by (b) the Tree Stock Value.

“Tree Retirement Savings Plan” means the 401(k) and profit sharing plan to be established by Tree pursuant to Section 3.2 of this Agreement, as in effect as of the time relevant to the applicable provision of this Agreement.

“Tree Retirement Savings Plan Trust” means a trust relating to the Tree Retirement Savings Plan intended to qualify under Section 401(a) and be exempt under Section 501(a) of the Code.

“Tree Stock Value” means the closing per-share price of Tree Common Stock in the “when issued market” as listed on the NASDAQ as of 4:00 P.M. New York City time on August 20, 2008.

“U.S.” means the 50 United States of America and the District of Columbia.

“Withheld Shares” has the meaning set forth in Section 5.3(g).

ARTICLE II
GENERAL PRINCIPLES

2.1           Employment.

(a)           All TM Employees shall continue to be employees of TM or another TM Entity, as the case may be, immediately after the Effective Time.

(b)           All Interval Employees shall continue to be employees of Interval or another Interval Entity, as the case may be, immediately after the Effective Time.

(c)           All HSN Employees shall continue to be employees of HSN or another HSN Entity, as the case may be, immediately after the Effective Time.

(d)           All Tree Employees shall continue to be employees of Tree or another Tree Entity, as the case may be, immediately after the Effective Time.

2.2           Assumption and Retention of Liabilities; Related Assets.

(a)           As of the Distribution Date, except as expressly provided in this Agreement, the IAC Entities shall assume or retain and IAC hereby agrees to pay, perform, fulfill and discharge, in due course in full (i) all Liabilities under all IAC Benefit Plans with respect to all IAC Employees, Former IAC Employees and their dependents and beneficiaries, (ii) all Liabilities with respect to the employment or termination of employment of all IAC Employees, Former IAC Employees and their dependents and beneficiaries, and other service providers (including any individual who is, or was, an independent contractor, temporary employee, temporary service worker, consultant, freelancer, agency employee, leased employee, on-call worker, incidental worker, or nonpayroll worker of any IAC Entity or in any other employment, non-employment, or retainer arrangement, or relationship with any IAC Entity), in each case to the extent arising in connection with or as a result of employment with or the performance of services to any IAC Entity, and (iii) any other Liabilities expressly assigned to IAC under this Agreement.  All assets held in trust to fund the IAC Benefit Plans and all insurance policies funding the IAC Benefit Plans shall be IAC Assets (as defined in the Separation Agreement), except to the extent specifically provided otherwise in this Agreement.

(b)           From and after the Distribution Date, except as expressly provided in this Agreement, TM and the TM Entities shall assume or retain, as applicable, and TM hereby agrees to pay, perform, fulfill and discharge, in due course in full, (i) all Liabilities under all TM Benefit Plans, (ii) all Liabilities with respect to the employment or termination of employment of all TM Employees, Former TM Employees and their dependents and beneficiaries, and other service providers (including any individual who is, or was, an independent contractor, temporary employee, temporary service worker, consultant, freelancer, agency employee, leased employee, on-call worker, incidental worker, or nonpayroll worker of TM or any TM Entity or in any other employment, non-employment, or retainer arrangement, or relationship with TM or a TM Entity), in each case to the extent arising in connection with or as a result of employment with or the performance of services to any TM Entity and (iii) any other Liabilities expressly assigned to TM or any TM Entity under this Agreement.

(c)           From and after the Distribution Date, except as expressly provided in this Agreement, Interval and the Interval Entities shall assume or retain, as applicable, and Interval hereby agrees to pay, perform, fulfill and discharge, in due course in full, (i) all Liabilities under all Interval Benefit Plans, (ii) all Liabilities with respect to the employment or termination of employment of all Interval Employees, Former Interval Employees and their dependents and beneficiaries, and other service providers (including any individual who is, or was, an independent contractor, temporary employee, temporary service worker, consultant, freelancer, agency employee, leased employee, on-call worker, incidental worker, or nonpayroll worker of Interval or any Interval Entity or in any other employment, non-employment, or retainer arrangement, or relationship with Interval or an Interval Entity), in each case to the extent arising in connection with or as a result of employment with or the performance of services to any Interval Entity and (iii) any other Liabilities expressly assigned to Interval or any Interval Entity under this Agreement.

(d)           From and after the Distribution Date, except as expressly provided in this Agreement, HSN and the HSN Entities shall assume or retain, as applicable, and HSN hereby agrees to pay, perform, fulfill and discharge, in due course in full, (i) all Liabilities under all HSN Benefit Plans, (ii) all Liabilities with respect to the employment or termination of employment of all HSN Employees, Former HSN Employees and their dependents and beneficiaries, and other service providers (including any individual who is, or was, an independent contractor, temporary employee, temporary service worker, consultant, freelancer, agency employee, leased employee, on-call worker, incidental worker, or nonpayroll worker of HSN or any HSN Entity or in any other employment, non-employment, or retainer arrangement, or relationship with HSN or an HSN Entity), in each case to the extent arising in connection with or as a result of employment with or the performance of services to any HSN Entity and (iii) any other Liabilities expressly assigned to HSN or any HSN Entity under this Agreement.

(e)           From and after the Distribution Date, except as expressly provided in this Agreement, Tree and the Tree Entities shall assume or retain, as applicable, and Tree hereby agrees to pay, perform, fulfill and discharge, in due course in full, (i) all Liabilities under all Tree Benefit Plans, (ii) all Liabilities with respect to the employment or termination of employment of all Tree Employees, Former Tree Employees and their dependents and beneficiaries, and other service providers (including any individual who is, or was, an independent contractor, temporary employee, temporary service worker, consultant, freelancer, agency employee, leased employee, on-call worker, incidental worker, or nonpayroll worker of Tree or any Tree Entity or in any other employment, non-employment, or retainer arrangement, or relationship with Tree or a Tree Entity), in each case to the extent arising in connection with or as a result of employment with or the performance of services to any Tree Entity and (iii) any other Liabilities expressly assigned to Tree or any Tree Entity under this Agreement.

2.3           SpinCo Participation in IAC Benefit Plans.

(a)           Except as expressly provided in this Agreement, effective as of the Close of the Distribution Date, TM and each other TM Entity shall cease to be a Participating Company in any IAC Benefit Plan, and IAC and TM shall take all necessary action before the Distribution Date to effectuate such cessation as a Participating Company.

(b)           Except as expressly provided in this Agreement, effective as of the Close of the Distribution Date, Interval and each other Interval Entity shall cease to be a Participating Company in any IAC Benefit Plan, and IAC and Interval shall take all necessary action before the Distribution Date to effectuate such cessation as a Participating Company.

(c)           Except as expressly provided in this Agreement, effective as of the Close of the Distribution Date, HSN and each other HSN Entity shall cease to be a Participating Company in any IAC Benefit Plan, and IAC and HSN shall take all necessary action before the Distribution Date to effectuate such cessation as a Participating Company.

(d)           Except as expressly provided in this Agreement, effective as of the Close of the Distribution Date, Tree and each other Tree Entity shall cease to be a Participating Company in any IAC Benefit Plan, and IAC and Tree shall take all necessary action before the Distribution Date to effectuate such cessation as a Participating Company.

2.4           Terms of Participation by SpinCo Employees in SpinCo Benefit Plans.

(a)           IAC and TM shall agree on methods and procedures, including, without limitation, amending the respective Benefit Plan documents, to prevent TM Employees from receiving duplicative benefits from the IAC Benefit Plans and the TM Benefit Plans.  With respect to TM Employees, each TM Benefit Plan shall provide that all service, all compensation and all other benefit-affecting determinations that, as of December 31, 2008 were recognized under the corresponding IAC Benefit Plan shall, as of January 1, 2009 receive full recognition, credit and validity and be taken into account under such TM Benefit

Plan to the same extent as if such items occurred under such TM Benefit Plan, except to the extent that duplication of benefits would result or for benefit accrual to the extent that TM adopts a final average pay defined benefit pension plan.

(b)           IAC and Interval shall agree on methods and procedures, including, without limitation, amending the respective Benefit Plan documents, to prevent Interval Employees from receiving duplicative benefits from the IAC Benefit Plans and the Interval Benefit Plans.  With respect to Interval Employees, each Interval Benefit Plan shall provide that all service, all compensation and all other benefit-affecting determinations that, as of December 31, 2008 were recognized under the corresponding IAC Benefit Plan shall, as of January 1, 2009 receive full recognition, credit and validity and be taken into account under such Interval Benefit Plan to the same extent as if such items occurred under such Interval Benefit Plan, except to the extent that duplication of benefits would result or for benefit accrual to the extent that Interval adopts a final average pay defined benefit pension plan.

(c)           IAC and HSN shall agree on methods and procedures, including, without limitation, amending the respective Benefit Plan documents, to prevent HSN Employees from receiving duplicative benefits from the IAC Benefit Plans and the HSN Benefit Plans.  With respect to HSN Employees, each HSN Benefit Plan shall provide that all service, all compensation and all other benefit-affecting determinations that, as of December 31, 2008 were recognized under the corresponding IAC Benefit Plan shall, as of January 1, 2009 receive full recognition, credit and validity and be taken into account under such HSN Benefit Plan to the same extent as if such items occurred under such HSN Benefit Plan, except to the extent that duplication of benefits would result or for benefit accrual to the extent that HSN adopts a final average pay defined benefit pension plan.

(d)           IAC and Tree shall agree on methods and procedures, including, without limitation, amending the respective Benefit Plan documents, to prevent Tree Employees from receiving duplicative benefits from the IAC Benefit Plans and the Tree Benefit Plans.  With respect to Tree Employees, each Tree Benefit Plan shall provide that all service, all compensation and all other benefit-affecting determinations that, as of December 31, 2008 were recognized under the corresponding IAC Benefit Plan shall, as of January 1, 2009 receive full recognition, credit and validity and be taken into account under such Tree Benefit Plan to the same extent as if such items occurred under such Tree Benefit Plan, except to the extent that duplication of benefits would result or for benefit accrual to the extent that Tree adopts a final average pay defined benefit pension plan.

2.5           Commercially Reasonable Efforts.  IAC, TM, Interval, HSN and Tree shall use commercially reasonable efforts to (a) enter into any necessary agreements to accomplish the assumptions and transfers contemplated by this Agreement; and (b) provide for the maintenance of the necessary participant records, the appointment of the trustees and the engagement of recordkeepers, investment managers, providers, insurers, etc.

2.6           Regulatory Compliance.  IAC, TM, Interval, HSN and Tree shall, in connection with the actions taken pursuant to this Agreement, cooperate in making any and all appropriate filings required under the Code, ERISA and any applicable securities laws, implementing all appropriate communications with participants, transferring appropriate records and taking all such other actions as may be necessary and appropriate to implement the provisions of this Agreement in a timely manner.

2.7           Approval by IAC as Sole Stockholder.  Prior to the Effective Time, IAC shall cause (a) TM to adopt the TM 2008 Long-Term Incentive Plan, (b) Interval to adopt the

Interval 2008 Long-Term Incentive Plan, (c) HSN to adopt the HSN 2008 Long-Term Incentive Plan and (d) Tree to adopt the Tree 2008 Long-Term Incentive Plan.

ARTICLE III
SAVINGS PLANS

3.1           Savings Plan Transition Period.  From the Distribution Date and continuing until December 31, 2008, each of TM, Interval, HSN and Tree adopts, and shall participate in as Adopting Employers (as defined in the IAC Retirement Savings Plan), the IAC Retirement Savings Plan for the benefit of TM Employees and Former TM Employees, Interval Employees and Former Interval Employees, HSN Employees and Former HSN Employees and Tree Employees and Former Tree Employees, respectively, and IAC consents to such adoption and maintenance, in accordance with the terms of the IAC Retirement Savings Plan.  Each of the Parties agrees and acknowledges that until December 31, 2008, TM, Interval, HSN and Tree shall make timely direct contributions (including matching contributions) to the IAC Retirement Savings Plan on behalf of such SpinCo’s participating employees in accordance with the terms of the IAC Retirement Savings Plan and in accordance with (and no less promptly than) the timing of contributions made by IAC prior to the Distribution Date.  Each of the Parties agrees that, following the Distribution Date and prior to January 1, 2008, the trustee of the IAC Retirement Savings Plan shall sell all shares of IAC Common Stock, TM Common Stock, Interval Common Stock, HSN Common Stock and Tree Common Stock held in the accounts of IAC Employees and Former IAC Employees, TM Employees and Former TM Employees, Interval Employees and Former Interval Employees, HSN Employees and Former HSN Employees and Tree Employees and Former Tree Employees (provided that IAC may in its sole discretion instruct the trustee of the IAC Retirement Savings Plan not to sell the shares of IAC Common Stock held by IAC Employees and Former IAC Employees).  On and after the Distribution Date and until the completion of the sales contemplated by the immediately preceding sentence, shares of IAC Common Stock shall be held in an IAC Common Stock Fund, shares of TM Common Stock shall be held in a TM Common Stock Fund, shares of Interval Common Stock shall be held in an Interval Common Stock Fund, shares of HSN Common Stock shall be held in an HSN Common Stock Fund and shares of Tree Common Stock shall be held in a Tree Common Stock Fund, in each case, under the IAC Retirement Savings Plan.  Following the Distribution Date, IAC Employees and Former IAC Employees, TM Employees and Former TM Employees, Interval Employees and Former Interval Employees, HSN Employees and Former HSN Employees and Tree Employees and Former Tree Employees shall not be permitted to acquire shares of IAC Common Stock, TM Common Stock, Interval Common Stock, HSN Common Stock or Tree Common Stock in the IAC Common Stock Fund, the TM Common Stock Fund, the Interval Common Stock Fund, the HSN Common Stock Fund or the Tree Common Stock Fund, as applicable, under the IAC Retirement Savings Plan (provided that IAC may in its sole discretion instruct the trustee of the IAC Retirement Savings Plan to permit IAC Employees and Former IAC Employees to acquire additional shares of IAC Common Stock in the IAC Common Stock Fund).

3.2           SpinCo Savings Plans.

(a)           Effective as of January 1, 2009, TM shall establish the TM Retirement Savings Plan and the TM Retirement Savings Plan Trust.  As soon as practical following the establishment of the TM Retirement Savings Plan and the TM Retirement Savings Plan Trust, IAC shall cause the accounts of the TM Employees and Former TM Employees in the IAC Retirement Savings Plan to be transferred to the TM Retirement Savings Plan and the TM Retirement Savings Plan Trust in cash or such other assets as mutually agreed by IAC and TM, and TM shall cause the TM Retirement Savings Plan to assume and be solely responsible for all Liabilities under the TM Retirement Savings Plan to or relating to TM Employees and Former TM Employees whose accounts are transferred from the IAC Retirement Savings Plan.  IAC and TM agree to cooperate in making all appropriate filings and taking all reasonable actions required to implement the provisions of this Section 3.2; provided that TM acknowledges that it will be responsible for complying with any requirements and applying for any determination letters with respect to the TM Retirement Savings Plan.

(b)           Effective as of January 1, 2009, Interval shall establish the Interval Retirement Savings Plan and the Interval Retirement Savings Plan Trust.  As soon as practical following the establishment of the Interval Retirement Savings Plan and the Interval Retirement Savings Plan Trust, IAC shall cause the accounts of the Interval Employees and Former Interval Employees in the IAC Retirement Savings Plan to be transferred to the Interval Retirement Savings Plan and the Interval Retirement Savings Plan Trust in cash or such other assets as mutually agreed by IAC and Interval, and Interval shall cause the Interval Retirement Savings Plan to assume and be solely responsible for all Liabilities under the Interval Retirement Savings Plan to or relating to Interval Employees and Former Interval Employees whose accounts are transferred from the IAC Retirement Savings Plan.  IAC and Interval agree to cooperate in making all appropriate filings and taking all reasonable actions required to implement the provisions of this Section 3.2; provided that Interval acknowledges that it will be responsible for complying with any requirements and applying for any determination letters with respect to the Interval Retirement Savings Plan.

(c)           Effective as of January 1, 2009, HSN shall establish the HSN Retirement Savings Plan and the HSN Retirement Savings Plan Trust.  As soon as practical following the establishment of the HSN Retirement Savings Plan and the HSN Retirement Savings Plan Trust, IAC shall cause the accounts of the HSN Employees and Former HSN Employees in the IAC Retirement Savings Plan to be transferred to the HSN Retirement Savings Plan and the HSN Retirement Savings Plan Trust in cash or such other assets as mutually agreed by IAC and HSN, and HSN shall cause the HSN Retirement Savings Plan to assume and be solely responsible for all Liabilities under the HSN Retirement Savings Plan to or relating to HSN Employees and Former HSN Employees whose accounts are transferred from the IAC Retirement Savings Plan.  IAC and HSN agree to cooperate in making all appropriate filings and taking all reasonable actions required to implement the provisions of this Section 3.2; provided that HSN acknowledges that it will be responsible for complying with any requirements and applying for any determination letters with respect to the HSN Retirement Savings Plan.

(d)           Effective as of January 1, 2009, Tree shall establish the Tree Retirement Savings Plan and the Tree Retirement Savings Plan Trust.  As soon as practical following the establishment of the Tree Retirement Savings Plan and the Tree Retirement Savings Plan Trust, IAC shall cause the accounts of the Tree Employees and Former Tree Employees in the IAC Retirement Savings Plan to be transferred to the Tree Retirement Savings Plan and the Tree Retirement Savings Plan Trust in cash or such other assets as mutually agreed by IAC and Tree, and Tree shall cause the Tree Retirement Savings Plan to assume and be solely responsible for all Liabilities under the Tree Retirement Savings Plan to or relating to Tree Employees and Former Tree Employees whose accounts are transferred from the IAC Retirement Savings Plan.  IAC and Tree agree to cooperate in making all appropriate filings and taking all reasonable actions required to implement the provisions of this Section 3.2; provided that Tree acknowledges that it will be responsible for complying with any requirements and applying for any determination letters with respect to the Tree Retirement Savings Plan.

ARTICLE IV
HEALTH AND WELFARE PLANS

4.1           Transition Period.

(a)           IAC will cause the IAC Health and Welfare Plans in effect on the Distribution Date to provide coverage to TM Employees and Former TM Employees, Interval Employees and Former Interval Employees, HSN Employees and Former HSN Employees and Tree Employees and Former Tree Employees (and, in each case, their beneficiaries and dependents) from and after the Distribution Date until December 31, 2008 (such period, the “H&W Transition Period”) on the same basis as immediately prior to the Distribution Date and in accordance with the terms of IAC’s Health and Welfare Plans.  Following the Distribution Date, each SpinCo shall pay to IAC fees in respect of IAC covering such SpinCo’s SpinCo Employees and SpinCo Former Employees under the IAC Health and Welfare Plans, such fees to be based on the per-employee budgeted rates set forth on Schedule A to this Agreement.  The fees contemplated by this Section 4.1(a) shall be payable in advance each month (i.e., not later than the first day of any month during which coverage applies) during the H&W Transition Period and shall be based on the prior month’s enrollment, with appropriate, subsequent adjustments in each succeeding month to reflect actual enrollment; provided, however, that the fees relating to the period from and including the first day of the month during which the Distribution Date occurs through the end of the month during which the Distribution Date occurs shall be payable no later than the fifth business day following the Distribution Date.  In the event that any SpinCo fails to pay in a timely manner the fees contemplated by this Section 4.1(a), IAC shall have no obligation to provide the coverage contemplated by this Section 4.1(a) to such SpinCo’s SpinCo Employees and SpinCo Former Employees.

(b)           Following the H&W Transition Period, but not later than May 31, 2009, IAC shall calculate in good faith the total costs and expenses of the IAC Health and Welfare Plans for 2008 (including without limitation claims paid and administration fees and IAC’s good faith estimate of claims incurred in 2008 but not reported (such estimate to be prepared based on historical claims reporting patterns and history)) (the “2008 H&W Expenses”), and IAC promptly shall provide to each of the SpinCos the 2008 H&W Expenses following such calculation.  To the extent 2008 H&W Expenses (i) exceed the aggregate fees paid by IAC and the SpinCos in respect of coverage during 2008 of IAC Employees and Former Employees and SpinCo Employees and Former SpinCo Employees (the “2008 H&W Fees”), each of the SpinCos shall be required to pay to IAC by wire transfer such SpinCo’s ratable portion (calculated on the basis of the number of such SpinCo’s SpinCo Employees relative to the total number of IAC Employees and SpinCo Employees taken together) of the fees deficit, and (ii) is less than the 2008 H&W Fees, IAC shall pay to each of the SpinCos such SpinCo’s ratable portion (calculated on the basis of the number of such SpinCo’s SpinCo Employees relative to the total number of IAC Employees and SpinCo Employees taken together) of the excess fees collected, any such payments pursuant to clause (i) or clause (ii) to be made no later than July 15, 2009.  Any calculations made by IAC pursuant to this Section 4.1(b) shall be final and binding upon the SpinCos.

4.2           Establishment of Health and Welfare Plans.

(a)           Effective as of January 1, 2009, TM shall adopt Health and Welfare Plans for the benefit of TM Employees and Former TM Employees, and TM shall be responsible for all Liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by or on behalf of TM Employees and Former TM Employees or their covered dependents under the TM Health and Welfare Plans on or after January 1, 2009.

(b)           Effective as of January 1, 2009, Interval shall adopt Health and Welfare Plans for the benefit of Interval Employees and Former Interval Employees, and Interval shall be responsible for all Liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by or on behalf of Interval Employees and Former Interval Employees or their covered dependents under the Interval Health and Welfare Plans on or after January 1, 2009.

(c)           Effective as of January 1, 2009, HSN shall adopt Health and Welfare Plans for the benefit of HSN Employees and Former HSN Employees, and HSN shall be responsible for all Liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by or on behalf of HSN Employees and Former HSN Employees or their covered dependents under the HSN Health and Welfare Plans on or after January 1, 2009.

(d)           Effective as of January 1, 2009, Tree shall adopt Health and Welfare Plans for the benefit of Tree Employees and Former Tree Employees, and Tree shall be responsible for all Liabilities relating to, arising out of or resulting from health and welfare coverage or claims incurred by or on behalf of Tree Employees and Former Tree Employees or their covered dependents under the Tree Health and Welfare Plans on or after January 1, 2009.

(e)           Notwithstanding anything to the contrary in this Section 4.2, with respect to any TM Employee, Interval Employee, HSN Employee or Tree Employee who becomes disabled under the terms of the IAC Health and Welfare Plans and becomes entitled to receive long-term or short-term disability benefits prior to January 1, 2009, such TM Employee, Interval Employee, HSN Employee or Tree Employee shall continue to receive long-term or short-term disability benefits under the IAC Health and Welfare Plans on and after January 1, 2009 in accordance with the terms of the IAC Health and Welfare Plans.

4.3           Retention of Sponsorship and Liabilities.  Following the Distribution Date, IAC shall retain:

(a)           sponsorship of all IAC Health and Welfare Plans and any trust or other funding arrangement established or maintained with respect to such plans, including any “voluntary employee’s beneficiary association,” or any assets held as of the Distribution Date with respect to such plans; and

(b)           all Liabilities relating to, arising out of, or resulting from health and welfare coverage or claims incurred by or on behalf of IAC Employees or Former IAC Employees or their covered dependents under the IAC Health and Welfare Plans prior to, on or after the Distribution Date.

Other than as contemplated by Section 4.1 with respect to the H&W Transition Period, IAC shall not assume any Liability relating to health and welfare claims incurred by or on behalf of SpinCo Employees or Former SpinCo Employees or their respective covered dependents prior to, on or after the Distribution Date, and such claims shall be satisfied pursuant to Section 4.2.  For purposes of Sections 4.2 and 4.3 of this Agreement, a claim or Liability (1) for medical, dental, vision and/or prescription drug benefits shall be deemed to be incurred upon the rendering of health services giving rise to the obligation to pay such benefits; (2) for life insurance and accidental death and dismemberment and business travel accident insurance benefits shall be deemed to be incurred upon the occurrence of the event giving rise to the entitlement to such benefits; (3) for salary continuation or other disability benefits shall be deemed to be incurred upon the effective date of an individual’s disability giving rise to the entitlement to such benefits under the applicable disability policy; and (4) for a period of continuous hospitalization shall be deemed to be incurred on the date of admission to the hospital.

4.4           Vendor Contracts.

(a)           IAC and TM shall use commercially reasonable efforts to obligate the third party administrator of each administrative-services-only contract with a third-party administrator that relates to any of the IAC Health and Welfare Plans (an “ASO Contract”), each group insurance policy that relates to any of the IAC Health and Welfare Plans (“Group Insurance Policies”) and each agreement with a Health Maintenance Organization that provides medical services under the IAC Health and Welfare Plans (“HMO Agreements”), in each case, in existence as of the date of this Agreement that is applicable to TM Employees, to enter into a separate ASO Contract, Group Insurance Policy and HMO Agreement, as applicable, with TM providing for similar terms and conditions as are contained in the ASO Contracts, Group Insurance Policies and HMO Agreements, as applicable, to which IAC is a party.  Such terms and conditions shall include the financial and termination provisions, performance standards, methodology, auditing policies, quality measures and reporting requirements.

(b)           IAC and Interval shall use commercially reasonable efforts to obligate the third party administrator of each ASO Contract, each Group Insurance Policy and each HMO Agreement, in each case, in existence as of the date of this Agreement that is applicable to Interval Employees, to enter into a separate ASO Contract, Group Insurance Policy and HMO Agreement, as applicable, with Interval providing for similar terms and conditions as are contained in the ASO Contracts, Group Insurance Policies and HMO Agreements, as applicable, to which IAC is a party.  Such terms and conditions shall include the financial and termination provisions, performance standards, methodology, auditing policies, quality measures and reporting requirements.

(c)           IAC and HSN shall use commercially reasonable efforts to obligate the third party administrator of each ASO Contract, each Group Insurance Policy and each HMO Agreement, in each case, in existence as of the date of this Agreement that is applicable to HSN Employees, to enter into a separate ASO Contract, Group Insurance Policy and HMO Agreement, as applicable, with HSN providing for similar terms and conditions as are contained in the ASO Contracts, Group Insurance Policies and HMO Agreements, as applicable, to which IAC is a party.  Such terms and conditions shall include the financial and termination provisions, performance standards, methodology, auditing policies, quality measures and reporting requirements.

(d)           IAC and Tree shall use commercially reasonable efforts to obligate the third party administrator of each ASO Contract, each Group Insurance Policy and each HMO Agreement, in each case, in existence as of the date of this Agreement that is applicable to Tree Employees, to enter into a separate ASO Contract, Group Insurance Policy and HMO Agreement, as applicable, with Tree providing for similar terms and conditions as are contained in the ASO Contracts, Group Insurance Policies and HMO Agreements, as applicable, to which IAC is a party.  Such terms and conditions shall include the financial and termination provisions, performance standards, methodology, auditing policies, quality measures and reporting requirements.

4.5           Flexible Benefit Plan.  IAC will continue to maintain on behalf of TM Employees, Interval Employees, HSN Employees and Tree Employees the health care reimbursement program, the transit and parking reimbursement program and the dependent care reimbursement program of the IAC Flexible Benefit Plan (all of such accounts, “IAC Flexible Benefit Plan”) for claims incurred with respect to 2008 elections under the IAC Flexible Benefit Plan (all such claims must be submitted no later than April 15, 2009) on the same basis as immediately prior to the Distribution Date and in accordance with the terms of the IAC Flexible Benefit Plan.  Following the Distribution Date, each SpinCo shall pay to IAC the amounts claimed by such SpinCo’s SpinCo Employees under the IAC Flexible Benefit Plan in addition to such SpinCo’s share of the administrative cost of the IAC Flexible Benefit Plan (based on IAC historical allocations), such amounts to be paid by each SpinCo on a one-month lagging basis (i.e., claims made and administrative costs incurred during a particular month shall be billed in the immediately succeeding month); provided, that each SpinCo shall remit payment to IAC no later than the fifth business day following delivery by IAC of an invoice to such SpinCo.  SpinCo Employees shall not participate in the IAC Flexible Benefit Plan with respect to any plan year after the 2008 plan year.

4.6           Workers’ Compensation Liabilities.

(a)           Except as provided below, all workers’ compensation Liabilities relating to, arising out of, or resulting from any claim by an IAC Employee, Former IAC Employee, SpinCo Employee or Former SpinCo Employee that results from an accident occurring, or from an occupational disease which becomes manifest, before the Distribution Date shall be retained by IAC.

(b)           All workers’ compensation Liabilities relating to, arising out of, or resulting from any claim by an IAC Employee or Former IAC Employee that results from an accident occurring, or from an occupational disease which becomes manifest, on or after the Distribution Date shall be retained by IAC.

(c)           All workers’ compensation Liabilities relating to, arising out of, or resulting from any claim by a TM Employee or Former TM Employee that results from an accident occurring, or from an occupational disease which becomes manifest, on or after the Distribution Date shall be retained by TM.

(d)           All workers’ compensation Liabilities relating to, arising out of, or resulting from any claim by an Interval Employee or Former Interval Employee that results from an accident occurring, or from an occupational disease which becomes manifest, on or after the Distribution Date shall be retained by Interval.

(e)           All workers’ compensation Liabilities relating to, arising out of, or resulting from any claim by an HSN Employee or Former HSN Employee that results from an accident occurring, or from an occupational disease which becomes manifest, on or after the Distribution Date shall be retained by HSN.

(f)            All workers’ compensation Liabilities relating to, arising out of, or resulting from any claim by a Tree Employee or Former Tree Employee that results from an accident occurring, or from an occupational disease which becomes manifest, on or after the Distribution Date shall be retained by Tree.

For purposes of this Agreement, a compensable injury shall be deemed to be sustained upon the occurrence of the event giving rise to eligibility for workers’ compensation benefits or at the time that an occupational disease becomes manifest, as the case may be.  The Parties shall cooperate with respect to any notification to appropriate governmental agencies of the effective time and the issuance of new, or the transfer of existing, workers’ compensation insurance policies and claims handling contracts.

4.7           Payroll Taxes and Reporting of Compensation.  Each of IAC, TM, Interval, HSN and Tree shall, and shall cause each of its respective Subsidiaries to, take such action as may be reasonably necessary or appropriate in order to minimize Liabilities related to payroll taxes after the Distribution Date.  Subject to the terms of the Transition Services Agreement (as defined in the Separation Agreement), each of IAC, TM, Interval, HSN and Tree shall, and shall cause each of its respective Subsidiaries to, respectively, bear its responsibility for payroll tax obligations and for the proper reporting to the appropriate governmental authorities of compensation earned by their respective employees after the Close of the Distribution Date, including compensation related to the exercise of Options and the vesting and/or settlement of Restricted Stock Units and Deferred Common Stock.

4.8           COBRA and HIPAA Compliance.

(a)           IAC shall be responsible for administering compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the IAC Health and Welfare Plans with respect to IAC Employees and Former IAC Employees and their covered dependents who incur a COBRA qualifying event or loss of coverage under the IAC Health and Welfare Plans at any time before, on or after the Effective Time.

(b)           Until December 31, 2008, IAC shall be responsible for administering compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the IAC Health and Welfare Plans with respect to SpinCo Employees and Former SpinCo Employees and their covered dependents who incur a COBRA qualifying event or loss of coverage under the IAC Health and Welfare Plans at any time through December 31, 2008.

(c)           On and after January 1, 2009, TM or another TM Entity shall be responsible for administering compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the TM Health and Welfare Plans and/or the IAC Health and Welfare Plans with respect to TM Employees and Former TM Employees and their covered dependents who incur a COBRA qualifying event or loss of coverage under the TM Health and Welfare Plans and/or the IAC Health and Welfare Plans at any time before, on or after the Effective Time.

(d)           On and after January 1, 2009, Interval or another Interval Entity shall be responsible for administering compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the Interval Health and Welfare Plans and/or the IAC Health and Welfare Plans with respect to Interval Employees and Former Interval Employees and their covered dependents who incur a COBRA qualifying event or loss of coverage under the Interval Health and Welfare Plans and/or the IAC Health and Welfare Plans at any time before, on or after the Effective Time.

(e)           On and after January 1, 2009, HSN or another HSN Entity shall be responsible for administering compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the HSN Health and Welfare Plans and/or the IAC Health and Welfare Plans

with respect to HSN Employees and Former HSN Employees and their covered dependents who incur a COBRA qualifying event or loss of coverage under the HSN Health and Welfare Plans and/or the IAC Health and Welfare Plans at any time before, on or after the Effective Time.

(f)            On and after January 1, 2009, Tree or another Tree Entity shall be responsible for administering compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the Tree Health and Welfare Plans and/or the IAC Health and Welfare Plans with respect to Tree Employees and Former Tree Employees and their covered dependents who incur a COBRA qualifying event or loss of coverage under the Tree Health and Welfare Plans and/or the IAC Health and Welfare Plans at any time before, on or after the Effective Time.

The Parties hereto agree that the consummation of the transactions contemplated by this Agreement and the Separation Agreement shall not constitute a COBRA qualifying event for any purpose of COBRA.

ARTICLE V
EXECUTIVE BENEFITS AND OTHER BENEFITS

5.1           Assumption of Obligations.

(a)           Except as provided in this Agreement, effective as of the Effective Time, TM shall assume and be solely responsible for all Liabilities to or relating to TM Employees and Former TM Employees under all IAC Executive Benefit Plans and TM Executive Benefit Plans.

(b)           Except as provided in this Agreement, effective as of the Effective Time, Interval shall assume and be solely responsible for all Liabilities to or relating to Interval Employees and Former Interval Employees under all IAC Executive Benefit Plans and Interval Executive Benefit Plans.

(c)           Except as provided in this Agreement, effective as of the Effective Time, HSN shall assume and be solely responsible for all Liabilities to or relating to HSN Employees and Former HSN Employees under all IAC Executive Benefit Plans and HSN Executive Benefit Plans.

(d)           Except as provided in this Agreement, effective as of the Effective Time, Tree shall assume and be solely responsible for all Liabilities to or relating to Tree Employees and Former Tree Employees under all IAC Executive Benefit Plans and Tree Executive Benefit Plans.

The Parties hereto agree that none of the transactions contemplated by the Separation Agreement or any of the Ancillary Agreements, including, without limitation, this Agreement, constitutes a “change in control,” “change of control” or similar term, as applicable, within the meaning of any Benefit Plan, any IAC Long-Term Incentive Plan or any of the SpinCo Long-Term Incentive Plans.

5.2           IAC Incentive Plans.

(a)           SpinCo Bonus Awards.

(i)            TM shall be responsible for determining all bonus awards that would otherwise be payable under the IAC Incentive Plans to TM Employees for the Effective Time Year.  TM shall also determine for TM Employees (A) the extent to which established performance criteria (as interpreted by TM, in its sole discretion) have been met, and (B) the payment level for each TM Employee.  TM shall assume all Liabilities with respect to any such bonus awards payable to TM Employees for the Effective Time Year and thereafter.

(ii)           Interval shall be responsible for determining all bonus awards that would otherwise be payable under the IAC Incentive Plans to Interval Employees for the Effective Time Year.  Interval shall also determine for Interval Employees (A) the extent to which established performance criteria (as interpreted by Interval, in its sole discretion) have been met, and (B) the payment level for each Interval Employee.  Interval shall assume all Liabilities with respect to any such bonus awards payable to Interval Employees for the Effective Time Year and thereafter.

(iii)          HSN shall be responsible for determining all bonus awards that would otherwise be payable under the IAC Incentive Plans to HSN Employees for the Effective Time Year.  HSN shall also determine for HSN Employees (A) the extent to which established performance criteria (as interpreted by HSN, in its sole discretion) have been met, and (B) the payment level for each HSN Employee.  HSN shall assume all Liabilities with respect to any such bonus awards payable to HSN Employees for the Effective Time Year and thereafter.

(iv)          Tree shall be responsible for determining all bonus awards that would otherwise be payable under the IAC Incentive Plans to Tree Employees for the Effective Time Year.  Tree shall also determine for Tree Employees (A) the extent to which established performance criteria (as interpreted by Tree, in its sole discretion) have been met, and (B) the payment level for each Tree Employee.  Tree shall assume all Liabilities with respect to any such bonus awards payable to Tree Employees for the Effective Time Year and thereafter.

(b)           IAC Bonus Awards.  IAC shall retain all Liabilities with respect to any bonus awards payable under the IAC Incentive Plans to IAC Employees for the Effective Time Year and thereafter.

5.3           IAC Long-Term Incentive Plans.  IAC and each of the SpinCos shall use commercially reasonable efforts to take all actions necessary or appropriate so that each outstanding Option and Award granted under any IAC Long-Term Incentive Plan held by any individual shall be adjusted as set forth in this Article V.  Following the Separation, for any award adjusted under this Section 5.3, any reference to a “change in control,” “change of control” or similar definition in an award agreement, employment agreement or IAC Long-Term Incentive Plan applicable to such award (1) with respect to post-Separation equity awards denominated in shares of IAC Common Stock, such reference shall be deemed to refer to a “change in control,” “change of control” or similar definition as set forth in the applicable award agreement, employment agreement or IAC Long-Term Incentive Plan, (2) with respect to post-Separation equity awards denominated in shares of TM Common Stock, such reference shall be deemed to refer to a “Change in Control” as defined in the TM Long-Term Incentive Plan, (3) with respect to post-Separation equity awards denominated in shares of Interval Common Stock, such reference shall be deemed to refer to a “Change in Control” as defined in the Interval Long-Term Incentive Plan, (4) with respect to post-Separation equity awards denominated in shares of HSN Common Stock, such reference shall be deemed to refer to a “Change in Control” as defined in the HSN Long-Term Incentive Plan, and (5) with respect to post-Separation equity awards denominated in shares of Tree Common Stock, such reference shall be deemed to refer to a “Change in Control” as defined in the Tree Long-Term Incentive Plan.

(a)           IAC Options Granted Prior to January 1, 2008.  As determined by the Compensation and Human Resources Committee of the IAC Board of Directors (the “Committee”) pursuant to its authority under the applicable IAC Long-Term Incentive Plan, each IAC Option granted prior to January 1, 2008, whether vested or unvested, that is outstanding as of the Effective Time shall be converted at the Effective Time into an IAC Option, a TM Option, an Interval Option, an HSN Option and a Tree Option and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such IAC Option immediately prior to the Effective Time, subject to the following adjustments which shall apply from and after the Effective Time:

(i)            (A) the number of shares of IAC Common Stock subject to such IAC Option, rounded down to the nearest whole share, shall be equal to the product obtained by multiplying (1) the number of shares of IAC Common Stock subject to such IAC Option immediately prior to the Effective Time by (2) the IAC Factor, and (B) the per share exercise price of such IAC Option, rounded up to the nearest whole cent, shall be equal to the quotient obtained by dividing (1) the per share exercise price of such IAC Option immediately prior to the Effective Time by (2) the IAC Ratio;

(ii)           (A) the number of shares of TM Common Stock subject to such TM Option, rounded down to the nearest whole share, shall be equal to the product obtained by multiplying (1) the number of shares of IAC Common Stock subject to such IAC Option immediately prior to the Effective Time by (2) the TM Factor, and (B) the per share exercise price of such TM Option, rounded up to the nearest whole cent, shall be equal to the quotient obtained by dividing (1) the per share exercise price of such IAC Option immediately prior to the Effective Time by (2) the TM Ratio (this clause (ii) shall not apply if IAC does not distribute shares of TM Common Stock on the Distribution Date);

(iii)          (A) the number of shares of Interval Common Stock subject to such Interval Option, rounded down to the nearest whole share, shall be equal to the product obtained by multiplying (1) the number of shares of IAC Common Stock subject to such IAC Option immediately prior to the Effective Time by (2) the Interval Factor, and (B) the per share exercise price of such Interval Option, rounded up to the nearest whole cent, shall be equal to the quotient obtained by dividing (1) the per share exercise price of such IAC Option immediately prior to the Effective Time by (2) the Interval Ratio (this clause (iii) shall not apply if IAC does not distribute shares of Interval Common Stock on the Distribution Date);

(iv)          (A) the number of shares of HSN Common Stock subject to such HSN Option, rounded down to the nearest whole share, shall be equal to the product obtained by multiplying (1) the number of shares of IAC Common Stock subject to such IAC Option immediately prior to the Effective Time by (2) the HSN Factor, and (B) the per share exercise price of such HSN Option, rounded up to the nearest whole cent, shall be equal to the quotient obtained by dividing (1) the per share exercise price of such IAC Option immediately prior to the Effective Time by (2) the HSN Ratio (this clause (iv) shall not apply if IAC does not distribute shares of HSN Common Stock on the Distribution Date); and

(v)           (A) the number of shares of Tree Common Stock subject to such Tree Option, rounded down to the nearest whole share, shall be equal to the product obtained by multiplying (1) the number of shares of IAC Common Stock subject to such IAC Option immediately prior to the Effective Time by (2) the Tree Factor, and (B) the per share exercise price of such Tree Option, rounded up to the nearest whole cent, shall be equal to the quotient obtained by dividing (1) the per share exercise price of such IAC Option immediately prior to the Effective Time by (2) the Tree Ratio (this clause (v) shall not apply if IAC does not distribute shares of Tree Common Stock on the Distribution Date);

provided, however, that the exercise price, the number of shares of IAC Common Stock, TM Common Stock, Interval Common Stock, HSN Common Stock and Tree Common Stock subject to such options and the terms and conditions of exercise of such options shall be determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that, in the case of any IAC Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code as of immediately prior to the Effective Time, the exercise price, the number of shares of IAC Common Stock, TM Common Stock, Interval Common Stock, HSN Common Stock and Tree Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code.

(b)           IAC Options Held by IAC Employees and Former IAC Employees Granted on or after January 1, 2008.  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, each IAC Option held by an IAC Employee or a Former IAC Employee granted on or after January 1, 2008, whether vested or unvested, that is outstanding as of the Effective Time shall be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such IAC Option immediately prior to the Effective Time, subject to the following adjustments which shall apply from and after the Effective Time:  (i) the number of shares of IAC Common Stock subject to such IAC Option, rounded down to the nearest whole share, shall be equal to the product of (A) the number of shares of IAC Common Stock subject to such IAC Option immediately prior to the Effective Time and (B) the IAC Ratio and (ii) the per share exercise price of such IAC Option, rounded up to the nearest whole cent, shall be equal to the quotient obtained by dividing (A) the per share exercise price of such IAC Option immediately prior to the Effective Time by (B) the IAC Ratio; provided, however, that the exercise price, the number of shares of IAC Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that, in the case of any IAC Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code as of immediately prior to the Effective Time, the exercise price, the number of shares of IAC Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code.

(c)           IAC Options Held by TM Employees and Former TM Employees Granted on or after January 1, 2008.  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, each IAC Option held by a TM Employee or Former TM Employee granted on or after January 1, 2008, whether vested or unvested, that is outstanding as of the Effective Time shall be converted at the Effective Time into a TM Option and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such IAC Option immediately prior to the Effective Time, subject to the following adjustments which shall apply from and after the Effective Time:  (i) the number of shares of TM Common Stock subject to such Option, rounded down to the nearest whole share, shall be equal to the product of (A) the number of shares of IAC Common Stock subject to such IAC Option immediately prior to the Effective Time and (B) the TM Ratio and (ii) the per share exercise price of such TM Option, rounded up to the nearest whole cent, shall be equal to the quotient obtained by dividing (A) the per share exercise price of such IAC Option immediately prior to the Effective Time by (B) the TM Ratio; provided, however, that the exercise price, the number of shares of TM Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that, in the case of any IAC Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code as of the Effective Time, the exercise price, the number of shares of TM Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code.  This clause (c) shall not apply if IAC does not distribute shares of TM Common Stock on the Distribution Date.

(d)           IAC Options Held by Interval Employees and Former Interval Employees Granted on or after January 1, 2008.  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, each IAC Option held by an Interval Employee or Former Interval Employee granted on or after January 1, 2008, whether vested or unvested, that is outstanding as of the Effective Time shall be converted at the Effective Time into an Interval Option and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such IAC Option immediately prior to the Effective Time, subject to the following adjustments which shall apply from and after the Effective Time:  (i) the number of shares of Interval Common Stock subject to such Option, rounded down to the nearest whole share, shall be equal to the product of (A) the number of shares of IAC Common Stock subject to such IAC Option immediately prior to the Effective Time and (B) the Interval Ratio and (ii) the per share exercise price of such Interval Option, rounded up to the nearest whole cent, shall be equal to the quotient obtained by dividing (A) the per share exercise price of such IAC Option immediately prior to the Effective Time by (B) the Interval Ratio; provided, however, that the exercise price, the number of shares of Interval Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that, in the case of any IAC Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code as of the Effective Time, the exercise price, the number of shares of Interval Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code.  This clause (d) shall not apply if IAC does not distribute shares of Interval Common Stock on the Distribution Date.

(e)           IAC Options Held by HSN Employees and Former HSN Employees Granted on or after January 1, 2008.  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, each IAC Option held by an HSN Employee or Former HSN Employee granted on or after January 1, 2008, whether vested or unvested, that is outstanding as of the Effective Time shall be converted at the Effective Time into an HSN Option and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such IAC Option immediately prior to the Effective Time, subject to the following adjustments which shall apply from and after the Effective Time:  (i) the number of shares of HSN Common Stock subject to such Option, rounded down to the nearest whole share, shall be equal to the product of (A) the number of shares of IAC Common Stock subject to such IAC Option immediately prior to the Effective Time and (B) the HSN Ratio and (ii) the per share exercise price of such HSN Option, rounded up to the nearest whole cent, shall be equal to the quotient obtained by dividing (A) the per share exercise price of such IAC Option immediately prior to the Effective Time by (B) the HSN Ratio; provided, however, that the exercise price, the number of shares of HSN Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that, in the case of any IAC Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code as of the Effective Time, the exercise price, the number of shares of HSN Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code.  This clause (e) shall not apply if IAC does not distribute shares of HSN Common Stock on the Distribution Date.

(f)            IAC Options Held by Tree Employees and Former Tree Employees Granted on or after January 1, 2008.  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, each IAC Option held by a Tree Employee or Former Tree Employee granted on or after January 1, 2008, whether vested or unvested, that is outstanding as of the Effective Time shall be converted at the Effective Time into a Tree Option and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such IAC Option immediately prior to the Effective Time, subject to the following adjustments which shall apply from and after the Effective Time:  (i) the number of shares of Tree Common Stock subject to such Option, rounded down to the nearest whole share, shall be equal to the product of (A) the number of shares of IAC Common Stock subject to such IAC Option immediately prior to the Effective Time and (B) the Tree Ratio and (ii) the per share exercise price of such Tree Option, rounded up to the nearest whole cent, shall be equal to the quotient obtained by dividing (A) the per share exercise price of such IAC Option immediately prior to the Effective Time by (B) the Tree Ratio; provided, however, that the exercise price, the number of shares of Tree Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that, in the case of any IAC Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code as of the Effective Time, the exercise price, the number of shares of Tree Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code.  This clause (f) shall not apply if IAC does not distribute shares of Tree Common Stock on the Distribution Date.

(g)           IAC Restricted Stock Units.

(i)            Conversion of Growth Share Awards.  IAC has awarded IAC Restricted Stock Units that may vest from 0% to 200% of the IAC Restricted Stock Units granted depending upon the performance of IAC (the “Growth Share Awards”).  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, prior to the Effective Time and prior to any other action contemplated by this Section 5.3(g), the Growth Share Awards shall be amended such that the number of IAC Restricted Stock Units subject to each Growth Share

Award shall be fixed at 100% (target) of the IAC Restricted Stock Units subject to the initial Growth Share Award (there will be no upward or downward variability and the balance of the IAC Restricted Stock Units subject to the initial Growth Share Award shall be forfeited), the vesting of such IAC Restricted Stock Units shall cease to be subject to satisfaction of performance goals (subject to the last sentence of this Section 5.3(g)(i)), the IAC Restricted Stock Units subject to each Growth Share Award shall Cliff Vest on the three-year anniversary of the initial grant date of such Growth Share Award and the IAC Restricted Stock Units subject to each Growth Share Award shall otherwise remain subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such IAC Restricted Stock Units immediately prior to the Effective Time, subject to any further adjustments described in this Section 5.3(g).  The vesting of Growth Share Awards intended to satisfy the performance-based compensation exception under Section 162(m) of the Code will remain subject to applicable performance goals adopted for purposes of Section 162(m) of the Code.

(ii)           Accelerated Vesting and Settlement of Certain IAC Restricted Stock Units.  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, other than any IAC Restricted Stock Units set forth on Schedule B, for (I) all IAC Restricted Stock Units (x) awarded prior to August 8, 2005 or (y) awarded on or after August 8, 2005, but prior to January 1, 2008, and scheduled to vest on or before February 28, 2009, and (II) all Five Way IAC RSUs (as defined below) held by award holders with respect to whom the Committee determines to provide for accelerated vesting on the Distribution Date (clauses (I) and (II) together, “Accelerated RSUs”):

(A)          subject to the proviso below, with respect to the Accelerated RSUs identified by IAC, such Accelerated RSUs will vest on the Distribution Date and be settled on January 2, 2009, such that on January 2, 2009, for each share of IAC Common Stock underlying any such award immediately prior to the Effective Time (less any shares that are settled in accordance with the proviso below), the holder of such award shall be entitled to receive (subject to application of Section 5.3(g)(ix) below):  (1) a number of shares of IAC Common Stock, rounded up to the nearest whole share, equal to the number of shares of IAC Common Stock to which the holder would be entitled if the holder held the shares of IAC Common Stock (less any shares that are settled in accordance with the proviso below) underlying such IAC Restricted Stock Units immediately prior to the Effective Time (“Delayed IAC Common Stock”) (i.e., 0.5 shares of IAC Common Stock for each share of IAC Common Stock); (2) a number of shares of TM Common Stock, rounded up to the nearest whole share, equal to the number of shares of TM Common Stock to which the holder would be entitled if the holder held the shares of IAC Common Stock (less any shares that are settled in accordance with the proviso below) underlying such IAC Restricted Stock Units immediately prior to the Effective Time (i.e., 0.2 shares of TM Common Stock for each share of IAC Common Stock) (“Delayed TM Common Stock”) (this clause (2) shall not apply if IAC does not distribute shares of TM Common Stock on the Distribution Date); (3) a number of shares of Interval Common Stock, rounded up to the nearest whole share, equal to the number of shares of Interval Common Stock to which the holder would be entitled if the holder held the shares of IAC Common Stock (less any shares that are settled in accordance with the proviso below) underlying such IAC Restricted Stock Units immediately prior to the Effective Time (i.e., 0.2 shares of Interval Common Stock for each share of IAC Common Stock) (“Delayed Interval Common Stock”) (this clause (3) shall not apply if IAC does not distribute shares of Interval Common

Stock on the Distribution Date); (4) a number of shares of HSN Common Stock, rounded up to the nearest whole share, equal to the number of shares of HSN Common Stock to which the holder would be entitled if the holder held the shares of IAC Common Stock (less any shares that are settled in accordance with the proviso below) underlying such IAC Restricted Stock Units immediately prior to the Effective Time (i.e., 0.2 shares of HSN Common Stock for each share of IAC Common Stock) (“Delayed HSN Common Stock”) (this clause (4) shall not apply if IAC does not distribute shares of HSN Common Stock on the Distribution Date); and (5) a number of shares of Tree Common Stock, rounded up to the nearest whole share, equal to the number of shares of Tree Common Stock to which the holder would be entitled if the holder held the shares of IAC Common Stock (less any shares that are settled in accordance with the proviso below) underlying such IAC Restricted Stock Units immediately prior to the Effective Time (i.e., 0.03333 shares of Tree Common Stock for each share of IAC Common Stock) (“Delayed Tree Common Stock,” and together with Delayed IAC Common Stock, Delayed TM Common Stock, Delayed Interval Common Stock and Delayed HSN Common Stock, “Delayed Common Stock”) (this clause (5) shall not apply if IAC does not distribute shares of Tree Common Stock on the Distribution Date); provided, however, that immediately prior to the Effective Time, with respect to each individual holding IAC Restricted Stock Units subject to this Section 5.3(g)(ii)(A), IAC shall settle a number of IAC Restricted Stock Units (and withhold the corresponding number of shares of IAC Common Stock underlying such IAC Restricted Stock Units) sufficient to satisfy (x) any tax payable by such holder under the Federal Insurance Contributions Act (“FICA”) by virtue of the operation of this Section 5.3(b)(ii)(A) (the “FICA Amount”), and (y) applicable income tax on wages imposed under Section 3401 of the Code or the corresponding withholding provisions of applicable state, local or foreign tax laws as a result of the payment of the FICA Amount, and to pay the additional income tax at source on wages attributable to the pyramiding Code Section 3401 wages and taxes (such withholding based on the value of a share of IAC Common Stock trading “regular way with due bills”); provided, further, however, that any fractional amounts remaining after payment of the foregoing shall be converted into cash and shall accrue interest at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Code and shall be payable by IAC on January 2, 2009; and

(B)           with respect to any holder whose Accelerated RSUs are not subject to Tax in the United States and are not subject to Section 409A of the Code, such holder’s Accelerated RSUs will vest immediately prior to the Effective Time and be settled in cash in accordance with IAC’s customary practices applicable to such holder; and

(C)           with respect to all other Accelerated RSUs not addressed in clause (A) or clause (B) above, such Accelerated RSUs will vest immediately prior to the Effective Time and be settled as soon as reasonably practicable following the Effective Time, such that for each share of IAC Common Stock underlying any such award immediately prior to the Effective Time (less a number of shares of IAC Common Stock withheld to satisfy any tax withholding obligations with respect to the vesting and settlement of such IAC Restricted Stock Units, such withholding based on the value of a share of IAC Common Stock trading “regular way with due bills,” the “Withheld Shares”)), IAC will deliver or cause to be delivered:  (1) a number of shares of IAC Common Stock, rounded up to the nearest whole share, equal to the number of shares of IAC Common Stock to which the holder would be entitled if the holder held the shares of IAC Common Stock (less Withheld Shares) underlying such IAC Restricted Stock Units immediately prior to the Effective Time (i.e., 0.5 shares of

IAC Common Stock for each share of IAC Common Stock); (2) a number of shares of TM Common Stock, rounded up to the nearest whole share, equal to the number of shares of TM Common Stock to which the holder would be entitled if the holder held the shares of IAC Common Stock (less Withheld Shares) underlying such IAC Restricted Stock Units immediately prior to the Effective Time (i.e., 0.2 shares of TM Common Stock for each share of IAC Common Stock) (this clause (2) shall not apply if IAC does not distribute shares of TM Common Stock on the Distribution Date); (3) a number of shares of Interval Common Stock, rounded up to the nearest whole share, equal to the number of shares of Interval Common Stock to which the holder would be entitled if the holder held the shares of IAC Common Stock (less Withheld Shares) underlying such IAC Restricted Stock Units immediately prior to the Effective Time (i.e., 0.2 shares of Interval Common Stock for each share of IAC Common Stock) (this clause (3) shall not apply if IAC does not distribute shares of Interval Common Stock on the Distribution Date); (4) a number of shares of HSN Common Stock, rounded up to the nearest whole share, equal to the number of shares of HSN Common Stock to which the holder would be entitled if the holder held the shares of IAC Common Stock (less Withheld Shares) underlying such IAC Restricted Stock Units immediately prior to the Effective Time (i.e., 0.2 shares of HSN Common Stock for each share of IAC Common Stock) (this clause (4) shall not apply if IAC does not distribute shares of HSN Common Stock on the Distribution Date); and (5) a number of shares of Tree Common Stock, rounded up to the nearest whole share, equal to the number of shares of Tree Common Stock to which the holder would be entitled if the holder held the shares of IAC Common Stock (less Withheld Shares) underlying such IAC Restricted Stock Units immediately prior to the Effective Time (i.e., 0.03333 shares of Tree Common Stock for each share of IAC Common Stock) (this clause (5) shall not apply if IAC does not distribute shares of Tree Common Stock on the Distribution Date).

Each SpinCo shall be responsible for all applicable Taxes (including, but not limited to, withholding and excise taxes) with respect to the settlement prior to the Effective Time and pursuant to this Section 5.3(g)(ii) of Accelerated RSUs held by such SpinCo’s SpinCo Employees and Former SpinCo Employees.

(iii)          Treatment of Certain Cliff Vesting IAC Restricted Stock Unit Awards Scheduled to Vest After February 28, 2009.  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, for each Cliff Vesting IAC Restricted Stock Unit Award granted prior to January 1, 2008 and scheduled to vest after February 28, 2009 (including the Growth Share Awards, but excluding any IAC Restricted Stock Units set forth on Schedule B), with respect to such number of IAC Restricted Stock Units (rounded up to the nearest whole share) that would have vested on or before February 28, 2009 if the award had been an annual installment vesting award (e.g., 60% of a 5-year Cliff Vesting award granted on February 1 of 2006) (the “Five Way IAC RSUs”), for all award holders (other than award holders with respect to whom the Committee determines to provide for accelerated vesting as contemplated by clause (ii) above), the Five Way IAC RSUs held as of immediately prior to the Effective Time shall be converted at the Effective Time into:

(A)          IAC Restricted Stock Units, and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such Five Way IAC RSUs immediately prior to the Effective Time, subject to the following adjustment which shall apply from and after the Effective Time:  the number of shares of IAC Common

Stock covered by such IAC Restricted Stock Units, rounded up to the nearest whole share, shall be equal to the number of shares of IAC Common Stock to which the holder of the Five Way IAC RSUs would be entitled had the Five Way IAC RSUs represented actual shares of IAC Common Stock immediately prior to the Effective Time (i.e., 0.5 shares of IAC Common Stock for each share of IAC Common Stock);

(B)           TM Restricted Stock Units, and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such Five Way IAC RSUs immediately prior to the Effective Time, subject to the following adjustment which shall apply from and after the Effective Time:  the number of shares of TM Common Stock covered by such TM Restricted Stock Units, rounded up to the nearest whole share, shall be equal to the number of shares of TM Common Stock to which the holder of the Five Way IAC RSUs would be entitled had the Five Way IAC RSUs represented actual shares of IAC Common Stock immediately prior to the Effective Time (i.e., 0.2 shares of TM Common Stock for each share of IAC Common Stock) (this clause (B) shall not apply if IAC does not distribute shares of TM Common Stock on the Distribution Date);

(C)           Interval Restricted Stock Units, and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such Five Way IAC RSUs immediately prior to the Effective Time, subject to the following adjustment which shall apply from and after the Effective Time:  the number of shares of Interval Common Stock covered by such Interval Restricted Stock Units, rounded up to the nearest whole share, shall be equal to the number of shares of Interval Common Stock to which the holder of the Five Way IAC RSUs would be entitled had the Five Way IAC RSUs represented actual shares of IAC Common Stock immediately prior to the Effective Time (i.e., 0.2 shares of Interval Common Stock for each share of IAC Common Stock) (this clause (C) shall not apply if IAC does not distribute shares of Interval Common Stock on the Distribution Date);

(D)          HSN Restricted Stock Units, and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such Five Way IAC RSUs immediately prior to the Effective Time, subject to the following adjustment which shall apply from and after the Effective Time:  the number of shares of HSN Common Stock covered by such HSN Restricted Stock Units, rounded up to the nearest whole share, shall be equal to the number of shares of HSN Common Stock to which the holder of the Five Way IAC RSUs would be entitled had the Five Way IAC RSUs represented actual shares of IAC Common Stock immediately prior to the Effective Time (i.e., 0.2 shares of HSN Common Stock for each share of IAC Common Stock) (this clause (D) shall not apply if IAC does not distribute shares of HSN Common Stock on the Distribution Date); and

(E)           Tree Restricted Stock Units, and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such Five Way IAC RSUs immediately prior to the Effective Time, subject to the following adjustment which shall apply from and after the Effective Time:  the number of shares of Tree Common Stock covered by such Tree Restricted Stock Units, rounded up to the nearest whole share, shall be equal to the number of shares of Tree Common Stock to which the holder of the Five Way IAC RSUs would be entitled had the Five Way IAC RSUs represented actual shares of IAC Common Stock immediately prior to the Effective Time (i.e., 0.03333 shares of Tree Common Stock for each share of IAC Common Stock) (this clause (E) shall not apply if IAC does not distribute shares of Tree Common Stock on the Distribution Date).

(iv)          Other IAC Restricted Stock Units Held by IAC Employees and Former IAC Employees.  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, the IAC Restricted Stock Units held by an IAC Employee or a Former IAC Employee (other than those IAC Restricted Stock Units converted pursuant to Section 5.3(g)(ii) or Section 5.3(g)(iii)) shall be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such IAC Restricted Stock Units immediately prior to the Effective Time, subject to the following adjustment which shall apply from and after the Effective Time:  the number of shares of IAC Common Stock covered by such IAC Restricted Stock Units, rounded up to the nearest whole share, shall be equal to the product of (A) the number of shares of IAC Common Stock covered by such IAC Restricted Stock Units immediately prior to the Effective Time and (B) the IAC Ratio.

(v)           Other IAC Restricted Stock Units Held by TM Employees and Former TM Employees.  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, the IAC Restricted Stock Units held by a TM Employee or a Former TM Employee as of the Effective Time (other than those IAC Restricted Stock Units converted pursuant to Section 5.3(g)(ii) or Section 5.3(g)(iii)) shall be converted at the Effective Time into TM Restricted Stock Units, and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such IAC Restricted Stock Units immediately prior to the Effective Time, subject to the following adjustment which shall apply from and after the Effective Time:  the number of shares of TM Common Stock covered by such TM Restricted Stock Units, rounded up to the nearest whole share, shall be equal to the product of (A) the number of shares of IAC Common Stock covered by such IAC Restricted Stock Units immediately prior to the Effective Time and (B) the TM Ratio.  This clause (v) shall not apply if IAC does not distribute shares of TM Common Stock on the Distribution Date.

(vi)          Other IAC Restricted Stock Units Held by Interval Employees and Former Interval Employees.  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, the IAC Restricted Stock Units held by an Interval Employee or a Former Interval Employee as of the Effective Time (other than those IAC Restricted Stock Units converted pursuant to Section 5.3(g)(ii) or Section 5.3(g)(iii)) shall be converted at the Effective Time into Interval Restricted Stock Units, and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such IAC Restricted Stock Units immediately prior to the Effective Time, subject to the following adjustment which shall apply from and after the Effective Time:  the number of shares of Interval Common Stock covered by such Interval Restricted Stock Units, rounded up to the nearest whole share, shall be equal to the product of (A) the number of shares of IAC Common Stock covered by such IAC Restricted Stock Units immediately prior to the Effective Time and (B) the Interval Ratio.  This clause (vi) shall not apply if IAC does not distribute shares of Interval Common Stock on the Distribution Date.

(vii)         Other IAC Restricted Stock Units Held by HSN Employees and Former HSN Employees.  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, the IAC Restricted Stock Units held by an HSN Employee or a Former HSN Employee as of the Effective Time (other than those IAC Restricted Stock Units converted pursuant to Section 5.3(g)(ii) or Section 5.3(g)(iii)) shall be converted at the Effective Time into HSN Restricted Stock Units, and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such IAC Restricted Stock Units immediately prior to the Effective Time, subject to the following adjustment which shall apply from and after the Effective Time:  the number of shares of HSN Common Stock covered by such HSN Restricted Stock Units, rounded up to the nearest whole share, shall be equal to the product of (A) the number of shares of IAC Common Stock covered by such IAC Restricted Stock Units immediately prior to the Effective Time and (B) the HSN Ratio.  This clause (vii) shall not apply if IAC does not distribute shares of HSN Common Stock at the Effective Time.

(viii)        Other IAC Restricted Stock Units Held by Tree Employees and Former Tree Employees.  As determined by the Committee pursuant to its authority under the applicable IAC Long-Term Incentive Plan, the IAC Restricted Stock Units held by a Tree Employee or a Former Tree Employee as of the Effective Time (other than those IAC Restricted Stock Units converted pursuant to Section 5.3(g)(ii) or Section 5.3(g)(iii)) shall be converted at the Effective Time into Tree Restricted Stock Units, and shall otherwise be subject to the same terms and conditions (including with respect to vesting) after the Effective Time as the terms and conditions applicable to such IAC Restricted Stock Units immediately prior to the Effective Time, subject to the following adjustment which shall apply from and after the Effective Time:  the number of shares of Tree Common Stock covered by such Tree Restricted Stock Units, rounded up to the nearest whole share, shall be equal to the product of (A) the number of shares of IAC Common Stock covered by such IAC Restricted Stock Units immediately prior to the Effective Time and (B) the Tree Ratio.  This clause (viii) shall not apply if IAC does not distribute shares of Tree Common Stock at the Effective Time.

(ix)           Delayed Common Stock Diversification Arrangement; Settlement of Delayed Common Stock.  Each holder’s Delayed Common Stock will be recorded in a book entry account administered by IAC or its designee and each such book entry account will be subdivided among each Party’s Delayed Common Stock and further subdivided between stock settled accounts and cash settled accounts.  Each holder of Delayed Common Stock will have the ability to elect to convert any of such holder’s Delayed Common Stock to a cash settled account on not more than five “occasions” based on (1) the closing trading price of the applicable Delayed Common Stock on the date of the holder’s election if the holder makes an election during trading hours or (2) the closing trading price of the applicable Delayed Common Stock during the next trading session immediately following the holder’s election if the holder makes an election outside of trading hours.  An “occasion” shall mean an email notice from a holder to the administrator, containing an election with respect to one or more Party’s Delayed Common Stock (but not more than one election with respect to any particular Delayed Common Stock).  Elections with respect to this diversification arrangement shall be irrevocable and shall be made solely with respect to whole shares of Delayed Common Stock.  Cash settled accounts will accrue interest at 2.5% per annum, with amounts accruing interest from the first day following the date of conversion into a cash account through and until January 2, 2009.  Individuals will not be entitled to move amounts from cash settled accounts into stock settled accounts.  Accounts will be frozen during the ten (10) Business Days immediately following the Separation and from November 30, 2008 through January 2, 2009.  On January 2, 2009, each Party will settle all cash and stock denominated accounts relating to such Party’s Delayed Common Stock (subject to applicable Tax withholdings) using shares of such Party’s common stock with respect to stock denominated accounts and U.S. dollars with respect to cash denominated accounts and such settlement obligation shall be a Liability solely of such Party and no other Party to this Agreement.  IAC shall have sole discretion to modify the diversification arrangement.

(h)           IAC Restricted Stock.  Shares of IAC Restricted Stock that are outstanding immediately prior to the Effective Time shall be treated in the Separation in the same manner as other outstanding shares of IAC Common Stock are treated in the Separation and will otherwise be subject to the same terms and conditions (including vesting conditions) applicable to such shares of IAC Restricted Stock immediately prior to the Separation.

(i)            Foreign Grants/Awards.  To the extent that the IAC Awards or any of the IAC Options are granted to non-U.S. employees under any domestic or foreign equity-based incentive program sponsored by an IAC Entity, IAC, TM, Interval, HSN and Tree shall use their commercially reasonable efforts to preserve, at and after the Effective Time, the value and tax treatment accorded to such IAC Options and such IAC Awards granted to non-U.S. employees under any domestic or foreign equity-based incentive program sponsored by an IAC Entity.

(j)            Miscellaneous Option and Other Award Terms.

(i)            After the Distribution Date, (A) IAC Options and IAC Awards adjusted pursuant to Section 5.3, regardless of by whom held, shall be settled by IAC pursuant to the terms of the applicable IAC Long-Term Incentive Plan, (B) TM Options and TM Awards, regardless of by whom held, shall be settled by TM pursuant to the terms of the TM Long-Term Incentive Plan, (C) Interval Options and Interval Awards, regardless of by whom held, shall be settled by Interval pursuant to the terms of the Interval Long-Term Incentive Plan, (D) HSN Options and HSN Awards, regardless of by whom held, shall be settled by HSN pursuant to the terms of the HSN Long-Term Incentive Plan, and (E) Tree Options and Tree Awards, regardless of by whom held, shall be settled by Tree pursuant to the terms of the Tree Long-Term Incentive Plan.

(ii)           Accordingly, it is intended that, (A) to the extent of the issuance of such TM Options and TM Awards in connection with the adjustment provisions of this Section 5.3, the TM Long-Term Incentive Plan shall be considered a successor to each of the IAC Long-Term Incentive Plans and TM shall be considered to have assumed the obligations of the applicable IAC Long-Term Incentive Plan to make the adjustment of the IAC Options and IAC Awards as set forth in this Section 5.3, (B) to the extent of the issuance of such Interval Options and Interval Awards in connection with the adjustment provisions of this Section 5.3, the Interval Long-Term Incentive Plan shall be considered a successor to each of the IAC Long-Term Incentive Plans and Interval shall be considered to have assumed the obligations of the applicable IAC Long-Term Incentive Plan to make the adjustment of the IAC Options and IAC Awards as set forth in this Section 5.3, (C) to the extent of the issuance of such HSN Options and HSN Awards in connection with the adjustment provisions of this Section 5.3, the HSN Long-Term Incentive Plan shall be considered a successor to each of the IAC Long-Term Incentive Plans and HSN shall be considered to have assumed the obligations of the applicable IAC Long-Term Incentive Plan to make the adjustment of the IAC Options and IAC Awards as set forth in this Section 5.3 and (D) to the extent of the issuance of such Tree Options and Tree Awards in connection with the adjustment provisions of this Section 5.3, the Tree Long-Term Incentive Plan shall be considered a successor to each of the IAC Long-Term Incentive Plans and Tree shall be considered to have assumed the obligations of the applicable IAC Long-Term Incentive Plan to make the adjustment of the IAC Options and IAC Awards as set forth in this Section 5.3.

(iii)          (A) The Effective Time shall not constitute a termination of employment for any TM Employees for purposes of any IAC Option or IAC Award, any Interval Option or Interval Award, any HSN Option or HSN Award or any Tree Option or Tree Award and, except as otherwise provided in this Agreement, with respect to grants adjusted pursuant to this Section 5.3, (1) employment with TM shall be treated as employment with IAC with respect to IAC Options or IAC Awards held by TM Employees, (2) employment with TM shall be treated as employment with Interval with respect to Interval Options or Interval Awards held by TM Employees, (3) employment with TM shall be treated as employment with HSN with respect to HSN Options and HSN Awards held by TM Employees and (4) employment with TM shall be treated as employment with Tree with respect to Tree Options and Tree Awards held by TM Employees.

(B)           The Effective Time shall not constitute a termination of employment for any Interval Employees for purposes of any IAC Option or IAC Award, any TM Option or TM Award, any HSN Option or HSN Award or any Tree Option or Tree Award and, except as otherwise provided in this Agreement, with respect to grants adjusted pursuant to this Section 5.3, (1) employment with Interval shall be treated as employment with IAC with respect to IAC Options or IAC Awards held by Interval Employees, (2) employment with Interval shall be treated as employment with TM with respect to TM Options or TM Awards held by Interval Employees, (3) employment with Interval shall be treated as employment with HSN with respect to HSN Options and HSN Awards held by Interval Employees and (4) employment with Interval shall be treated as employment with Tree with respect to Tree Options and Tree Awards held by Interval Employees.

(C)           The Effective Time shall not constitute a termination of employment for any HSN Employees for purposes of any IAC Option or IAC Award, any TM Option or TM Award, any Interval Option or Interval Award or any Tree Option or Tree Award and, except as otherwise provided in this Agreement, with respect to grants adjusted pursuant to this Section 5.3, (1) employment with HSN shall be treated as employment with IAC with respect to IAC Options or IAC Awards held by HSN Employees, (2) employment with HSN shall be treated as employment with TM with respect to TM Options or TM Awards held by HSN Employees, (3) employment with HSN shall be treated as employment with Interval with respect to Interval Options and Interval Awards held by HSN Employees and (4) employment with HSN shall be treated as employment with Tree with respect to Tree Options and Tree Awards held by HSN Employees.

(D)          The Effective Time shall not constitute a termination of employment for any Tree Employees for purposes of any IAC Option or IAC Award, any TM Option or TM Award, any Interval Option or Interval Award or any HSN

Option or HSN Award and, except as otherwise provided in this Agreement, with respect to grants adjusted pursuant to this Section 5.3, (1) employment with Tree shall be treated as employment with IAC with respect to IAC Options or IAC Awards held by Tree Employees, (2) employment with Tree shall be treated as employment with TM with respect to TM Options or TM Awards held by Tree Employees, (3) employment with Tree shall be treated as employment with Interval with respect to Interval Options and Interval Awards held by Tree Employees and (4) employment with Tree shall be treated as employment with HSN with respect to HSN Options and HSN Awards held by Tree Employees.

(E)           Except as otherwise provided in this Agreement, with respect to grants adjusted pursuant to this Section 5.3, (1) employment with IAC shall be treated as employment with TM with respect to TM Options or TM Awards held by IAC Employees, (2) employment with IAC shall be treated as employment with Interval with respect to Interval Options and Interval Awards held by IAC Employees, (3) employment with IAC shall be treated as employment with HSN with respect to HSN Options and HSN Awards held by IAC Employees and (4) employment with IAC shall be treated as employment with Tree with respect to Tree Options and Tree Awards held by IAC Employees.

(k)           Waiting Period for Exercisability of Options and Grant of Options and Awards.  The IAC Options, TM Options, Interval Options, HSN Options and Tree Options shall not be exercisable during a period beginning on a date prior to the Distribution Date determined by IAC in its sole discretion, and continuing until the IAC Post-Separation Stock Value, the TM Stock Value, the Interval Stock Value, the HSN Stock Value and the Tree Stock Value are determined after the Effective Time, or such longer period as IAC, with respect to IAC Options, TM, with respect to TM Options, Interval, with respect to Interval Options, HSN, with respect to HSN Options and Tree, with respect to Tree Options, determines necessary to implement the provisions of this Section 5.3.  The IAC Restricted Stock Units, TM Restricted Stock Units, Interval Restricted Stock Units, HSN Restricted Stock Units and Tree Restricted Stock Units shall not be settled during a period beginning on a date prior to the Distribution Date determined by IAC in its sole discretion, and continuing until the IAC Post-Separation Stock Value, the TM Stock Value, the Interval Stock Value, the HSN Stock Value and the Tree Stock Value are determined immediately after the Effective Time, or such longer period as IAC, with respect to IAC Restricted Stock Units, TM, with respect to TM Restricted Stock Units, Interval, with respect to Interval Restricted Stock Units, HSN, with respect to HSN Stock Units and Tree, with respect to Tree Stock Units, determines necessary to implement the provisions of this Section 5.3.

(l)            Exercise of IAC Options after Distribution Record Date and prior to Distribution Date; IAC Restricted Stock Units that Vest after Distribution Record Date and prior to Distribution Date.

(i)            In the event that any holder exercises an IAC Option after the first Distribution Record Date (as defined in the Separation Agreement) and on or prior to August 15, 2008 (option exercises will not be permitted during the three Business Days immediately preceding the Distribution Date), IAC will coordinate with Smith Barney and Bank of New York to ensure that such holder exercises such IAC Option with respect to shares of IAC Common Stock trading “regular way with due bills.”

(ii)           With respect to any individual that holds IAC Restricted Stock Units that vest after the first Distribution Record Date (as defined in the Separation

Agreement) and prior to the Distribution Date, (A) IAC will deliver (or cause to be delivered) to such holder shares of IAC Common Stock in settlement of such IAC Restricted Stock Units due to such holder upon vesting, giving effect to the withholding of shares of IAC Common Stock to satisfy any tax withholding obligations with respect to the settlement of such IAC Restricted Stock Units, such withholding based on the value of a share of IAC Common Stock trading “regular way with due bills” (the number of shares, net of shares withheld to satisfy the tax withholding obligations, the “Net RSU Shares”) and (B) as soon as reasonably practicable following the Distribution Date, IAC will be obligated to deliver (or cause to be delivered) to such holder or such holder’s transferee(s) the number of shares of SpinCo Common Stock with respect to each SpinCo (and any cash in lieu of fractional shares) that such holder would be entitled to receive if the holder owned the number of Net RSU Shares on the first Distribution Record Date (as defined in the Separation Agreement) and such Net RSU Shares shall be subject to the one-for-two reverse stock split.

(m)          Obligation to Deliver Shares.  Except as provided in Section 5.3(g)(ii)(C) and Section 5.3(l):

(i)            The obligation to deliver shares of IAC Common Stock upon the exercise of IAC Stock Options or the settlement of IAC Restricted Stock Units shall be a Liability of IAC.

(ii)           The obligation to deliver shares of TM Common Stock upon the exercise of TM Stock Options or the settlement of TM Restricted Stock Units shall be a Liability of TM.

(iii)          The obligation to deliver shares of HSN Common Stock upon the exercise of HSN Stock Options or the settlement of HSN Restricted Stock Units shall be a Liability of HSN.

(iv)          The obligation to deliver shares of Interval Common Stock upon the exercise of Interval Stock Options or the settlement of Interval Restricted Stock Units shall be a Liability of Interval.

(v)           The obligation to deliver shares of Tree Common Stock upon the exercise of Tree Stock Options or the settlement of Tree Restricted Stock Units shall be a Liability of Tree.

(n)           Equity Plan Administrator.  Each of IAC, TM, Interval, HSN and Tree agrees that it will use Smith Barney to administer all employee equity awards that are outstanding immediately following the Effective Time (including all such equity awards that are adjusted in accordance with this Section 5.3).

(o)           Equity and Bonus Compensation Agreement with Barry Diller.  For the avoidance of doubt, Section 5 of the Equity and Bonus Compensation Agreement with Barry Diller shall be binding on IAC and each SpinCo to the extent that any payment or distribution by such Party to or for the benefit of Mr. Diller would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Mr. Diller with respect to such excise tax.

(p)           Abandonment.  In the event that on or prior to the Distribution Date IAC abandons a Distribution (as defined in the Separation Agreement) with respect to one or more SpinCos, the adjustments set forth in this Section 5.3 will apply as described above except that there will be no conversion of IAC equity awards into equity awards of a SpinCo the shares of common stock of which IAC does not distribute and SpinCo Employees and Former SpinCo Employees of any such SpinCo will be treated as IAC Employees and Former IAC Employees, respectively, for purposes of such adjustments.

(q)           Restrictive Covenants.

(i)            Following the Distribution Date, TM shall use commercially reasonable efforts to monitor the TM Employees and Former TM Employees to determine whether any such TM Employees or Former TM Employees have breached any of the restrictive covenants in the agreements evidencing the terms of their IAC Options and IAC Awards.  As soon as practicable following TM’s reasonable belief that a TM Employee or Former TM Employee has breached any such covenant, TM shall provide IAC in writing with the name and address of such employee or former employee and a description of the breach that such employee or former employee is believed to have committed.  Notwithstanding the foregoing or anything in any agreement evidencing the terms of any IAC Options and IAC Awards or otherwise to the contrary, it shall not be a violation of any IAC non-competition or non-solicitation of clients or customers covenant for a TM Employee to engage in acts on behalf of TM or a TM Entity that are otherwise prohibited by the terms of such non-competition or non-solicitation of clients or customers covenants and it shall not be a violation of any TM non-competition or non-solicitation of clients or customers covenant for an IAC Employee to engage in acts on behalf of IAC or an IAC Entity that are otherwise prohibited by the terms of such non-competition or non-solicitation of clients or customers covenants.  In addition, following the Effective Time, the restrictive covenants (including, without limitation, any proprietary rights agreements or confidential information covenants) to which any TM Employee or Former TM Employee are party shall run in favor of TM (and, to the extent relating to IAC, shall run in favor of IAC to the same extent that they ran in favor of IAC immediately prior to the Effective Time; provided, that the Effective Time shall be treated as a termination of employment from IAC for purposes of the duration of IAC’s ability to enforce the restrictive covenant) and the restrictive covenants to which any IAC Employee or Former IAC Employee are party shall run in favor of IAC.  Any employment agreement between IAC and a TM Employee or Former TM Employee shall as of the Effective Time be assigned by IAC to TM and assumed by TM.

(ii)           Following the Distribution Date, Interval shall use commercially reasonable efforts to monitor the Interval Employees and Former Interval Employees to determine whether any such Interval Employees or Former Interval Employees have breached any of the restrictive covenants in the agreements evidencing the terms of their IAC Options and IAC Awards.  As soon as practicable following Interval’s reasonable belief that an Interval Employee or Former Interval Employee has breached any such covenant, Interval shall provide IAC in writing with the name and address of such employee or former employee and a description of the breach that such employee or former employee is believed to have committed.  Notwithstanding the foregoing or anything in any agreement evidencing the terms of any IAC Options and IAC Awards or otherwise to the contrary, it shall not be a violation of any IAC non-competition or non-solicitation of clients or customers covenant for an Interval Employee to engage in acts on behalf of Interval or an Interval Entity that are otherwise prohibited by the terms of such non-competition or non-solicitation of clients or customers covenants and it shall not be a violation of any Interval non-competition or non-solicitation of clients or customers covenant for an IAC Employee to engage in acts on behalf of IAC or an IAC Entity that are otherwise prohibited by the terms of such non-competition or non-solicitation of clients or customers covenants.  In addition, following the Effective Time, the restrictive covenants (including, without limitation, any proprietary rights agreements or confidential information covenants) to which any Interval Employee or Former Interval Employee are party shall run in favor of Interval (and, to the extent relating to IAC, shall run in favor of IAC to the same extent that they ran in favor of IAC immediately prior to the Effective Time; provided, that the Effective Time shall be treated as a termination of employment from IAC for purposes of the duration of IAC’s ability to enforce the restrictive covenant) and the restrictive covenants to which any IAC Employee or Former IAC Employee are party shall run in favor of IAC.  Any employment agreement between IAC and an Interval Employee or Former Interval Employee shall as of the Effective Time be assigned by IAC to Interval and assumed by Interval.

(iii)          Following the Distribution Date, HSN shall use commercially reasonable efforts to monitor the HSN Employees and Former HSN Employees to determine whether any such HSN Employees or Former HSN Employees have breached any of the restrictive covenants in the agreements evidencing the terms of their IAC Options and IAC Awards.  As soon as practicable following HSN’s reasonable belief that an HSN Employee or Former HSN Employee has breached any such covenant, HSN shall provide IAC in writing with the name and address of such employee or former employee and a description of the breach that such employee or former employee is believed to have committed.  Notwithstanding the foregoing or anything in any agreement evidencing the terms of any IAC Options and IAC Awards or otherwise to the contrary, it shall not be a violation of any IAC non-competition or non-solicitation of clients or customers covenant for an HSN Employee to engage in acts on behalf of HSN or an HSN Entity that are otherwise prohibited by the terms of such non-competition or non-solicitation of clients or customers covenants and it shall not be a violation of any HSN non-competition or non-solicitation of clients or customers covenant for an IAC Employee to engage in acts on behalf of IAC or an IAC Entity that are otherwise prohibited by the terms of such non-competition or non-solicitation of clients or customers covenants.  In addition, following the Effective Time, the restrictive covenants (including, without limitation, any proprietary rights agreements or confidential information covenants) to which any HSN Employee or Former HSN Employee are party shall run in favor of HSN (and, to the extent relating to IAC, shall run in favor of IAC to the same extent that they ran in favor of IAC immediately prior to the Effective Time; provided, that the Effective Time shall be treated as a termination of employment from IAC for purposes of the duration of IAC’s ability to enforce the restrictive covenant) and the restrictive covenants to which any IAC Employee or Former IAC Employee are party shall run in favor of IAC.  Any employment agreement between IAC and an HSN Employee or Former HSN Employee shall as of the Effective Time be assigned by IAC to HSN and assumed by HSN.

(iv)          Following the Distribution Date, Tree shall use commercially reasonable efforts to monitor the Tree Employees and Former Tree Employees to determine whether any such Tree Employees or Former Tree Employees have breached any of the restrictive covenants in the agreements evidencing the terms of their IAC Options and IAC Awards.  As soon as practicable following Tree’s reasonable belief that a Tree Employee or Former Tree Employee has breached any such covenant, Tree shall provide IAC in writing with the name and address of such employee or former employee and the name and a description of the breach that such employee or former employee is believed to have committed.  Notwithstanding the foregoing or anything in any agreement evidencing the terms of any IAC Options and IAC Awards or otherwise to the contrary, it shall not be a violation of any IAC non-competition or non-solicitation of clients or customers covenant for a Tree Employee to engage in acts on behalf of Tree or a Tree Entity that are otherwise prohibited by the terms of such non-competition or non-solicitation of clients or customers covenants and it shall not be a violation of any Tree non-competition or non-solicitation of clients or customers covenant for an IAC Employee to engage in acts on behalf of IAC or an IAC Entity that are otherwise prohibited by the terms of such non-competition or non-solicitation of clients or customers covenants.  In addition, following the Effective Time, the restrictive covenants (including, without limitation, any proprietary rights agreements or confidential information covenants) to which any Tree Employee or Former Tree Employee are party shall run in favor of Tree (and, to the extent relating to IAC, shall run in favor of IAC to the same extent that they ran in favor of IAC immediately prior to the Effective Time; provided, that the Effective Time shall be treated as a termination of employment from IAC for purposes of the duration of IAC’s ability to enforce the restrictive covenant) and the restrictive covenants to which any IAC Employee or Former IAC Employee are party shall run in favor of IAC.  Any employment agreement between IAC and a Tree Employee or Former Tree Employee shall as of the Effective Time be assigned by IAC to Tree and assumed by Tree.

5.4                                 Registration Requirements.

(a)                                  TM agrees that it shall maintain on a continuous basis an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) (and maintain the prospectus contained therein for its intended use) with respect to the shares of TM Common Stock authorized for issuance under the TM Long-Term Incentive Plan.

(b)                                 Interval agrees that it shall maintain on a continuous basis an effective registration statement under the Securities Act (and maintain the prospectus contained therein for its intended use) with respect to the shares of Interval Common Stock authorized for issuance under the Interval Long-Term Incentive Plan.

(c)                                  HSN agrees that it shall maintain on a continuous basis an effective registration statement under the Securities Act (and maintain the prospectus contained therein for its intended use) with respect to the shares of HSN Common Stock authorized for issuance under the HSN Long-Term Incentive Plan.

(d)                                 Tree agrees that it shall maintain on a continuous basis an effective registration statement under the Securities Act (and maintain the prospectus contained therein for its intended use) with respect to the shares of Tree Common Stock authorized for issuance under the Tree Long-Term Incentive Plan.

(e)                                  IAC agrees that, following the Distribution Date, it shall use reasonable efforts to continue to maintain a Form S-8 Registration Statement with respect to and cause to be registered pursuant to the Securities Act of 1933, as amended, the shares of IAC Common Stock authorized for issuance under the IAC Long-Term Incentive Plans as required pursuant to such Act and any applicable rules or regulations thereunder.

5.5                                 Executive Deferred Compensation Plans.

(a)                                  As soon as reasonably practicable following the Distribution Date, but in no event later than December 31, 2008, TM shall establish a deferred compensation plan (the “TM Deferred Compensation Plan”) and a related rabbi trust (the “TM Rabbi Trust”), each of which is substantially identical to the IAC/InterActiveCorp Executive Deferred Compensation Plan then in effect (“IAC Deferred Compensation Plan”) and the related rabbi trust for the IAC Deferred Compensation Plan then in effect (the “IAC Rabbi Trust”), to provide benefits to TM Employees and Former TM Employees from and after the Distribution Date who were participants in the IAC Deferred Compensation Plan as of immediately prior to the Distribution Date (“TM Participants”).  All benefits under the IAC Deferred Compensation Plan with respect to TM Participants shall be assumed by TM and paid under the TM Deferred Compensation Plan.  As soon as reasonably practicable following the Distribution Date, but in no event later than December 31, 2008, IAC shall cause the trustee of the IAC Rabbi Trust to transfer an amount of assets from the IAC Rabbi Trust to the TM Rabbi Trust equal to the account balances of TM Participants as of the date of such transfer to fund the benefits of TM Participants under the TM Deferred Compensation Plan.

(b)                                 Effective as of the Distribution Date, each Interval Employee and Former Interval Employee shall be deemed to have elected to receive a lump sum distribution of his or her accrued benefits under the IAC Deferred Compensation Plan in 2009 and shall be paid such benefits by IAC in 2009 in accordance with the terms of such plans.

(c)                                  As soon as reasonably practicable following the Distribution Date, but in no event later than December 31, 2008, HSN shall establish a deferred compensation plan (the “HSN Deferred Compensation Plan”) that is substantially identical to the IAC Deferred Compensation Plan to provide benefits to HSN Employees from and after the Distribution Date who were participants in the IAC Deferred Compensation Plan as of immediately prior to the Distribution Date and had made effective elections to defer compensation earned in 2008 (“Active HSN Participants”).  Each Active HSN Participant and each other HSN Employee and Former HSN Employee shall be deemed to have elected to receive a lump sum distribution of his or her accrued benefits under the IAC Deferred Compensation Plan and HSN Deferred Compensation Plan in 2009 and shall be paid such benefits in 2009 in accordance with the terms of such plans.  IAC shall be liable for any benefits accrued under the IAC Deferred Compensation Plan by any Active HSN Participant, other HSN Employee and Former HSN Employee prior to the Distribution Date and HSN shall be liable for any benefits accrued by Active HSN Participants after the Distribution Date.  No portion of the IAC Rabbi Trust shall be transferred to HSN or any rabbi trust established by HSN or shall be used to pay the benefits of Active HSN Participants accrued after the Distribution Date.

(d)                                 As soon as reasonably practicable following the Distribution Date, but in no event later than December 31, 2008, Tree shall establish a deferred compensation plan (the “Tree Deferred Compensation Plan”) and a related rabbi trust (the “Tree Rabbi Trust”) (each of which is substantially identical to the IAC Deferred Compensation Plan and IAC Rabbi Trust) to provide benefits to Tree Employees and Former Tree Employees from and after the Distribution Date who were participants in the IAC  Deferred Compensation Plan as of immediately prior to the Distribution Date (“Tree Participants”).  All benefits under the IAC Deferred Compensation Plan with respect to Tree Participants shall be assumed by Tree and paid under the Tree Deferred Compensation Plan.  As soon as reasonably practicable following the Distribution Date, but in no event later than December 31, 2008, IAC shall cause the trustee of the IAC Rabbi Trust to transfer an amount of assets from the IAC Rabbi Trust to the Tree Rabbi Trust equal to the account balances of Tree Participants as of the date of such transfer to fund the benefits of Tree Participants under the Tree Deferred Compensation Plan.

5.6                                 Severance.

(a)                                  A TM Employee shall not be deemed to have terminated employment for purposes of determining eligibility for severance benefits in connection with or in anticipation of the consummation of the transactions contemplated by the Separation Agreement.  TM shall be solely responsible for all Liabilities in respect of all costs arising out of payments and benefits relating to the termination or alleged termination of any TM Employee or Former TM Employee’s employment that occurs prior to, as a result of, in connection with or following the consummation of the transactions contemplated by the Separation Agreement, including any amounts required to be paid (including any payroll or other taxes), and the costs of providing benefits, under any applicable severance, separation, redundancy, termination or similar plan, program, practice, contract, agreement, law or regulation (such benefits to include any medical or other welfare benefits, outplacement benefits, accrued vacation, and taxes).

(b)                                 An Interval Employee shall not be deemed to have terminated employment for purposes of determining eligibility for severance benefits in connection with or in anticipation of the consummation of the transactions contemplated by the Separation Agreement.  Interval shall be solely responsible for all Liabilities in respect of all costs arising out of payments and benefits relating to the termination or alleged termination of any Interval Employee or Former Interval Employee’s employment that occurs prior to, as a result of, in connection with or following the consummation of the transactions contemplated by the Separation Agreement, including any amounts required to be paid (including any payroll or other taxes), and the costs of providing benefits, under any applicable severance, separation, redundancy, termination or similar plan, program, practice, contract, agreement, law or regulation (such benefits to include any medical or other welfare benefits, outplacement benefits, accrued vacation, and taxes).

(c)                                  An HSN Employee shall not be deemed to have terminated employment for purposes of determining eligibility for severance benefits in connection with or in anticipation of the consummation of the transactions contemplated by the Separation Agreement.  HSN shall be solely responsible for all Liabilities in respect of all costs arising out of payments and benefits relating to the termination or alleged termination of any HSN Employee or Former HSN Employee’s employment that occurs prior to, as a result of, in connection with or following the consummation of the transactions contemplated by the Separation Agreement, including any amounts required to be paid (including any payroll or other taxes), and the costs of providing benefits, under any applicable severance, separation, redundancy, termination or similar plan, program, practice, contract, agreement, law or regulation (such benefits to include any medical or other welfare benefits, outplacement benefits, accrued vacation, and taxes).

(d)                                 A Tree Employee shall not be deemed to have terminated employment for purposes of determining eligibility for severance benefits in connection with or in anticipation of the consummation of the transactions contemplated by the Separation Agreement.  Tree shall be solely responsible for all Liabilities in respect of all costs arising out of payments and benefits relating to the termination or alleged termination of any Tree Employee or Former Tree Employee’s employment that occurs prior to, as a result of, in connection with or following the consummation of the transactions contemplated by the Separation Agreement, including any amounts required to be paid (including any payroll or other taxes), and the costs of providing benefits, under any applicable severance, separation, redundancy, termination or similar plan, program, practice, contract, agreement, law or regulation (such benefits to include any medical or other welfare benefits, outplacement benefits, accrued vacation, and taxes).

ARTICLE VI
GENERAL AND ADMINISTRATIVE

6.1                                 Sharing of Participant Information.  IAC and each of the SpinCos shall share with one another, and IAC shall cause each other IAC Entity to share, TM shall cause each other TM Entity to share, Interval shall cause each other Interval Entity to share, HSN shall cause each other HSN Entity to share and Tree shall cause each other Tree Entity to share with one another and their respective agents and vendors (without obtaining releases) all participant information necessary for the efficient and accurate administration of each of the IAC Benefit Plans, the TM Benefit Plans, the Interval Benefit Plans, the HSN Benefit Plans and the Tree Benefit Plans.  IAC, TM, Interval, HSN, Tree and their respective authorized agents shall, subject to applicable laws, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of such other Party, to the extent necessary for such administration.  Until December 31, 2008, all participant information shall be provided in the manner and medium applicable to Participating Companies in IAC Benefit Plans generally, and thereafter until December 31, 2009, all participant information shall be provided in a manner and medium as may be agreed to by IAC, TM, Interval, HSN and/or Tree, as applicable.

6.2                                 Reasonable Efforts/Cooperation.  Each of the Parties hereto will use its commercially reasonable efforts to promptly take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.  Each of the Parties hereto shall cooperate fully on any issue relating to the transactions contemplated by this Agreement for which the other Party seeks a determination letter or private letter ruling from the Internal Revenue Service, an advisory opinion from the Department of Labor or any other filing (including, but not limited to, securities filings (remedial or otherwise)), consent or approval with respect to or by a governmental agency or authority in any jurisdiction in the United States or abroad.

6.3                                 No Third-Party Beneficiaries.  This Agreement is solely for the benefit of the Parties and is not intended to confer upon any other Persons any rights or remedies hereunder.  Except as expressly provided in this Agreement, nothing in this Agreement shall preclude IAC or any other IAC Entity, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any IAC Benefit Plan, any benefit under any Benefit Plan or any trust, insurance policy or funding vehicle related to any IAC Benefit Plan.  Except as expressly provided in this Agreement, nothing in this Agreement shall preclude TM or any other TM Entity, at any time after the Close of the

Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any TM Benefit Plan, any benefit under any Benefit Plan or any trust, insurance policy or funding vehicle related to any TM Benefit Plan.  Except as expressly provided in this Agreement, nothing in this Agreement shall preclude Interval or any other Interval Entity, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Interval Benefit Plan, any benefit under any Benefit Plan or any trust, insurance policy or funding vehicle related to any Interval Benefit Plan.  Except as expressly provided in this Agreement, nothing in this Agreement shall preclude HSN or any other HSN Entity, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any HSN Benefit Plan, any benefit under any Benefit Plan or any trust, insurance policy or funding vehicle related to any HSN Benefit Plan.  Except as expressly provided in this Agreement, nothing in this Agreement shall preclude Tree or any other Tree Entity, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Tree Benefit Plan, any benefit under any Benefit Plan or any trust, insurance policy or funding vehicle related to any Tree Benefit Plan.

6.4                                 Audit Rights With Respect to Information Provided.

(a)                                  Each Party, and its duly authorized representatives, shall have the right to conduct reasonable audits with respect to all information required to be provided to it by any other Party under this Agreement.

(b)                                 The Party conducting an audit pursuant to this Section 6.4 (the “Auditing Party”) may adopt reasonable procedures and guidelines for conducting audits and the selection of audit representatives under this Section 6.4.  The Auditing Party shall have the right to make copies of any records at its expense, subject to any restrictions imposed by applicable laws and to any confidentiality provisions set forth in the Separation Agreement, which are incorporated by reference herein.  The Party being audited shall provide the Auditing Party’s representatives with reasonable access during normal business hours to its operations, computer systems and paper and electronic files, and provide workspace to its representatives.  After any audit is completed, the Party being audited shall have the right to review a draft of the audit findings and to comment on those findings in writing within thirty business days after receiving such draft.

(c)                                  The Auditing Party’s audit rights under this Section 6.4 shall include the right to audit, or participate in an audit facilitated by the Party being audited, of any Subsidiaries and Affiliates of the Party being audited and to require the other Party to request any benefit providers and third parties with whom the Party being audited has a relationship, or agents of such Party, to agree to such an audit to the extent any such Persons are affected by or addressed in this Agreement (collectively, the “Non-parties”).  The Party being audited shall, upon written request from the Auditing Party, provide an individual (at the Auditing Party’s expense) to supervise any audit of a Non-party.  The Auditing Party shall be responsible for supplying, at the Auditing Party’s expense, additional personnel sufficient to complete the audit in a reasonably timely manner.  The responsibility of the Party being audited shall be limited to providing, at the Auditing Party’s expense, a single individual at each audited site for purposes of facilitating the audit.

6.5                                 Fiduciary Matters.  It is acknowledged that actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and no Party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination that to do so would violate such a fiduciary duty or standard.  Each Party shall be responsible for taking such actions as are deemed necessary and appropriate to comply with its own fiduciary responsibilities and shall fully release and indemnify the other Party for any Liabilities caused by the failure to satisfy any such responsibility.

6.6                                 Consent of Third Parties.  If any provision of this Agreement is dependent on the consent of any third party (such as a vendor) and such consent is withheld, the Parties hereto shall use commercially reasonable efforts to implement the applicable provisions of this Agreement to the full extent practicable.  If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, the Parties hereto shall negotiate in good faith to implement the provision in a mutually satisfactory manner.  The phrase “commercially reasonable efforts” as used herein shall not be construed to require any Party to incur any non-routine or unreasonable expense or Liability or to waive any right.

ARTICLE VII
MISCELLANEOUS

7.1                                 Effect If Effective Time Does Not Occur.  If the Separation Agreement is terminated prior to the Distribution Date, then this Agreement shall terminate and all actions and events that are, under this Agreement, to be taken or occur effective immediately prior to or as of the Close of the Distribution Date, or Immediately after the Distribution Date, or otherwise in connection with the Separation Transactions, shall not be taken or occur except to the extent specifically agreed by the Parties.

7.2                                 Relationship of Parties.  Nothing in this Agreement shall be deemed or construed by the Parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the Parties, it being understood and agreed that no provision contained herein, and no act of the Parties, shall be deemed to create any relationship between the Parties other than the relationship set forth herein.

7.3                                 Affiliates.  Each of IAC, TM, Interval, HSN and Tree shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by another IAC Entity, TM Entity, Interval Entity, HSN Entity or Tree Entity, respectively.

7.4                                 Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given to a Party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses and facsimile numbers and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number or person as a Party may designate by notice to the other Parties):

(a)                                  if to IAC:

IAC/InterActiveCorp
555 West 18th Street
New York, NY 10011
Attention:  General Counsel
Facsimile No.:  (212) 314-7379

(b)                                 if to TM:

Ticketmaster
8800 West Sunset Blvd
West Hollywood, CA 90069
Attention:  General Counsel
Facsimile No.:  (310) 360-3373

(c)                                  if to Interval:

Interval Leisure Group, Inc.
6262 Sunset Drive
Miami, FL 33143
Attention:  General Counsel
Facsimile No.:  (305) 667-2072

(d)                                 if to HSN:

HSN, Inc.
1 HSN Drive
St. Petersburg, FL 33729
Attention:  General Counsel
Facsimile No.:  (727) 872-6866

(e)                                  if to Tree:

Tree.com, Inc.
11115 Rushmore Drive
Charlotte, NC 28277
Attention:  General Counsel
Facsimile No.:  (949) 255-5139

7.5                                 Abandonment.  IAC may in its sole discretion abandon one or more of the Distributions (as defined in the Separation Agreement) prior to the Distribution Date, and, by notice to the other SpinCos, shall have the right to terminate this Agreement to the extent of the rights and obligations provided between the SpinCo(s) the Distribution of which shall have been abandoned, on the one hand, and the other SpinCos and IAC, on the other hand.  In the event that one or more of the Distributions (as defined in the Separation Agreement) shall not be effected on the Distribution Date, (a) any provisions contained in this Agreement regarding the rights or obligations of a SpinCo the Distribution of which shall have been abandoned shall have no effect, (b) such SpinCo shall continue to be treated as a member of the IAC Group (as defined in the Separation Agreement) and (c) such SpinCo’s SpinCo Employees and Former SpinCo Employees shall be treated as IAC Employees and Former IAC Employees, respectively, for purposes of this Agreement.

7.6                                 Incorporation of Separation Agreement Provisions.  The following provisions of the Separation Agreement are hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provisions shall apply as if fully set forth herein mutatis mutandis (references in this Section 7.6 to an “Article” or “Section” shall mean Articles or Sections of the Separation Agreement, and references in the material incorporated herein by reference shall be references to the Separation Agreement):  Article VI (relating to Mutual Releases; Indemnification); Article VIII (relating to Exchange of Information; Confidentiality); Article IX (relating to Dispute Resolution); Article X (relating to Further Assurances); Article XII (relating to Sole Discretion of IAC; Termination) and Article XIII (relating to Miscellaneous).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have caused this Employee Matters Agreement to be duly executed as of the day and year first above written.

IAC/INTERACTIVECORP

By:	/s/ Gregory Blatt
	Name:	Gregory R. Blatt
	Title:	Executive Vice President

TICKETMASTER

By:	/s/ Joanne Hawkins
	Name:	Joanne Hawkins
	Title:	Vice President and Assistant Secretary

INTERVAL LEISURE GROUP, INC.

By:	/s/ Joanne Hawkins
	Name:	Joanne Hawkins
	Title:	Vice President and Assistant Secretary

HSN, INC.

By:	/s/ Tanya Stanich
	Name:	Tanya Stanich
	Title:	Vice President and Assistant Secretary

TREE.COM, INC.

By:	/s/ Tanya Stanich
	Name:	Tanya Stanich
	Title:	Vice President and Assistant Secretary

[Signature Page to Employee Matters Agreement]